UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916

Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2023—January 31, 2024

Item 1: Reports to Shareholders

Annual Report   |   January 31, 2024
Vanguard Energy Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, Vanguard Energy Fund returned 4.00% for Investor Shares and 4.09% for Admiral Shares. Both share classes outpaced the 0.11% return of the fund’s benchmark index.
•	With inflation easing, major central banks stopped hiking interest rates. Labor markets and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility. Stocks worldwide rallied toward the end of 2023, however, amid market expectations for rate cuts in 2024.
•	At the subindustry level, the fund outpaced its benchmark thanks to the returns on its investments in integrated oil and gas companies, diversified utilities, and oil and gas refiners and marketers. On the downside, the fund suffered a bit due to poor performance of its holdings among independent power producers and energy traders.
•	From a geographic perspective, the fund outperformed its benchmark thanks to the resilience of its holdings in North American companies. Their absolute returns were slightly negative, but the performance of that segment of the benchmark was worse. The fund also benefited from a larger-than-benchmark stake in European energy companies, which delivered single-digit gains. An underweight stake in strongly performing emerging markets companies crimped the fund’s relative result.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%
1

Advisor’s Report
Investment strategy
Vanguard Energy Fund emphasizes long-term total return through diversified energy equity exposure. We believe that the future of energy will become increasingly carbon-free and, therefore, take a comprehensive approach to defining opportunities in the evolving sector.
Our custom energy and utilities benchmark, which is meant to represent the breadth of this opportunity, is a market-cap-weighted index of the holdings in the MSCI ACWI Energy and MSCI ACWI Utilities indexes, which seek to measure the performance of energy-related and utility equities, respectively, in developed and emerging markets. We invest in a diverse set of subindustries, including integrated oil, oil and gas exploration and production, refining and marketing, energy equipment and services, electric networks, and natural gas networks, as well as independent, renewable power. Our portfolio represents the energy sector as a whole, though the weightings of the underlying subindustries reflect the relative attractiveness of stocks within them.
Investment environment
During the 12 months ended January 31, 2024, global equities as represented by the MSCI All Country World Index returned 14.70%, net of tax withholding. In contrast, our custom energy and utilities benchmark underperformed by returning 0.11%.
After a strong 2022, energy equities saw more muted performance in 2023. While supported by production cuts from
OPEC+, oil prices ended nearly flat, amid cyclical demand headwinds. OPEC+ continues to manage the market very carefully, and U.S. producers have remained fairly disciplined as they have turned to favoring returns over growth. Mergers and acquisitions began to pick up toward the end of the year, with several large deals announced in the fourth quarter, as the industry has started to focus on the highest-quality undeveloped inventories.
Our successes and shortfalls
Investor Shares in the fund returned 4.00%, net of fees and expenses, during the 12-month period, outperforming the benchmark return of 0.11% by 3.89 percentage points. Security selection decisions contributed to our advantage, while sector allocation, a result of our stock selection process, modestly detracted during the period.
Strong stock selection in the integrated oil sector boosted performance. From an allocation perspective, an underweight to refining and marketing was a detractor.
On an individual security basis, an overweight to Power Grid Corporation of India and not owning Chevron added the most value, while an overweight to Cenovus Energy and not owning Reliance Industries detracted the most.
Shares of Power Grid Corporation of India rose over the period after the company won a bid for two interstate transmission system projects on a build-own-operate-transfer basis. The company also reported second-quarter earnings per share higher than the year-ago period. Shares of Chevron fell

2

after the multinational oil and gas company reported third-quarter earnings below expectations, driven partly by significant non-cash charges and inventory costs.
Shares of Indian multinational conglomerate, Reliance Industries, ended the period higher after it was reported that Qatar’s sovereign wealth fund was in talks to buy a $1 billion stake in Reliance Retail Ventures, giving it a roughly 1% stake in the business. Shares of Cenovus Energy, a Canadian integrated energy company, ended the period lower as oil prices came under pressure due to mixed Chinese economic data and rising OPEC+ exports.
The fund’s positioning
We believe that oil supply-and-demand balances will remain moderately tight in the near term, offering a relatively supportive backdrop for energy equities. Because the supply-and-demand balance for oil is increasingly supported by large OPEC+ supply cuts, we are particularly focused on non-OPEC supply growth and demand drivers to assess longer-term balances. Emphasis on the energy transition, environmental regulations, decarbonization legislation, and investor pressure continue to disincentivize new oil production, but a renewed focus on the availability, security, and affordability of energy supply has become a noticeable counterweight to previously uncontested environmental pressure.
Following Russia’s invasion of Ukraine, European governments continue to seek alternative energy sources to Russian natural gas, supporting what will be a large expansion in global liquefied natural gas over the coming years. In addition, as the cleanest and most flexible fossil fuel used for power generation, natural gas should benefit from the increased electrification of global energy. We expect electricity and natural gas to grow significantly faster than oil over the coming years, enabling attractive returns from natural gas and electricity infrastructure.
Broadly, we continue to favor European oil majors over U.S. oil majors, as the former offer more attractive valuations, lower dividend payout ratios, and more explicit ways to participate in the energy transition. We eliminated our position in U.S.-based refiner Marathon Petroleum on the back of strong outperformance and reallocated to competitor Phillips 66. Marathon Petroleum was a strong performer due to an aggressive reorganization and capital-return strategy, and Phillips 66 seems likely to pursue a similar path.
Portfolio Manager:
G. Thomas Levering,
Senior Managing Director,
Global Industry Analyst
Wellington Management Company llp
February 12, 2024
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended January 31, 2024
	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return
Energy Fund
Investor Shares	$1,000.00	$996.50	$2.26
Admiral™ Shares	1,000.00	997.10	1.86
Based on Hypothetical 5% Yearly Return
Energy Fund
Investor Shares	$1,000.00	$1,022.94	$2.29
Admiral Shares	1,000.00	1,023.34	1.89
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.37% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
5

Energy Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Energy Fund Investor Shares	4.00%	3.41%	0.54%	$10,557
Spliced Energy Index	0.11	-0.56	-0.90	9,137
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	30,709
Spliced Energy Index: MSCI All Country World Energy Index through October 20, 2020; MSCI All Country World Energy + Utilities Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Energy Fund Admiral Shares	4.09%	3.49%	0.62%	$53,189
Spliced Energy Index	0.11	-0.56	-0.90	45,685
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	153,543
See Financial Highlights for dividend and capital gains information.
6

Energy Fund
Fund Allocation
As of January 31, 2024
United States	56.4%
United Kingdom	18.7
France	11.1
Spain	2.6
Italy	2.6
Canada	2.5
India	2.3
Brazil	1.5
Germany	1.5
Other	0.8
The table reflects the fund’s investments, except for short-term investments.
7

Energy Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.1%)
Brazil (1.5%)
	Petroleo Brasileiro SA	9,726,325	82,767
Canada (2.5%)
	Cenovus Energy Inc.	5,707,776	92,352
	ARC Resources Ltd.	1,583,246	24,588
	Enbridge Inc.	515,671	18,311
			135,251
China (0.3%)
	China Longyuan Power Group Corp. Ltd. Class H	22,771,000	13,736
France (11.1%)
	TotalEnergies SE	3,382,185	219,421
	Engie SA (XPAR)	13,403,847	214,093
	TotalEnergies SE ADR	2,502,804	163,133
			596,647
Germany (1.5%)
	RWE AG	2,200,427	81,252
India (2.3%)
	Power Grid Corp. of India Ltd.	38,962,560	121,694
Italy (2.5%)
	Enel SpA	17,554,500	119,781
	Tenaris SA	1,076,045	16,995
			136,776
Norway (0.5%)
	Equinor ASA	956,507	27,372
Russia (0.0%)
*,1	LUKOIL PJSC ADR	1,423,477	—
Spain (2.6%)
	Iberdrola SA (XMAD)	11,387,651	137,118
*	Iberdrola SA	197,484	2,385
			139,503
United Kingdom (18.5%)
	Shell plc (XETR)	9,545,994	295,948
	BP plc	38,213,047	223,180
	Shell plc ADR	3,198,326	201,207
	National Grid plc	9,809,971	130,660
	BP plc ADR	3,198,243	112,259
	Glencore plc	6,648,567	35,177
			998,431
		Shares	Market Value• ($000)
United States (55.8%)
	Exxon Mobil Corp.	3,597,763	369,886
	Phillips 66	1,846,897	266,526
	ConocoPhillips	2,165,084	242,208
	Southern Co.	2,855,731	198,530
	Duke Energy Corp.	2,012,840	192,891
	Targa Resources Corp.	2,062,265	175,210
	Sempra	2,431,776	174,018
	American Electric Power Co. Inc.	2,025,193	158,249
	NextEra Energy Inc.	2,463,405	144,429
	Edison International	2,113,369	142,610
	Exelon Corp.	3,847,581	133,934
	Diamondback Energy Inc.	743,304	114,276
	Williams Cos. Inc.	3,033,438	105,139
	Schlumberger NV	2,106,776	102,600
	Chesapeake Energy Corp.	1,171,724	90,352
	EOG Resources Inc.	765,455	87,101
	CenterPoint Energy Inc.	2,869,262	80,167
	EQT Corp.	2,197,526	77,792
	ONEOK Inc.	705,596	48,157
*	First Solar Inc.	257,507	37,673
	Pioneer Natural Resources Co.	122,938	28,255
*	Valaris Ltd.	423,514	26,203
*	Antero Resources Corp.	421,934	9,426
	Albemarle Corp.	80,070	9,187
			3,014,819
Total Common Stocks (Cost $4,476,635)			5,348,248
Temporary Cash Investments (0.4%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund, 5.410%	1,379	138
8

Energy Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (0.4%)
NatWest Markets plc, 5.300%, 2/1/24 (Dated 1/31/24, Repurchase Value $23,103,000, collateralized by U.S. Treasury Note/Bond 1.875%–6.875%, 8/15/25–5/15/49, with a value of $23,562,000)	23,100	23,100
Total Temporary Cash Investments (Cost $23,238)		23,238
Total Investments (99.5%) (Cost $4,499,873)		5,371,486
Other Assets and Liabilities—Net (0.5%)		28,111
Net Assets (100%)		5,399,597
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Energy Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,499,735)	5,371,348
Affiliated Issuers (Cost $138)	138
Total Investments in Securities	5,371,486
Investment in Vanguard	178
Foreign Currency, at Value (Cost $2,658)	2,687
Receivables for Investment Securities Sold	36,292
Receivables for Accrued Income	11,195
Receivables for Capital Shares Issued	1,401
Total Assets	5,423,239
Liabilities
Due to Custodian	1
Payables for Investment Securities Purchased	5,376
Payables to Investment Advisor	2,810
Payables for Capital Shares Redeemed	5,041
Payables to Vanguard	880
Deferred Foreign Capital Gains Taxes	9,534
Total Liabilities	23,642
Net Assets	5,399,597
At January 31, 2024, net assets consisted of:

Paid-in Capital	4,332,431
Total Distributable Earnings (Loss)	1,067,166
Net Assets	5,399,597

Investor Shares—Net Assets
Applicable to 39,259,343 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,774,931
Net Asset Value Per Share—Investor Shares	$45.21

Admiral Shares—Net Assets
Applicable to 42,730,232 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,624,666
Net Asset Value Per Share—Admiral Shares	$84.83

See accompanying Notes, which are an integral part of the Financial Statements.
10

Energy Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Dividends[1]	253,071
Interest[2]	1,966
Securities Lending—Net	348
Total Income	255,385
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,672
Performance Adjustment	2,630
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,168
Management and Administrative—Admiral Shares	5,874
Marketing and Distribution—Investor Shares	101
Marketing and Distribution—Admiral Shares	176
Custodian Fees	95
Auditing Fees	34
Shareholders’ Reports—Investor Shares	80
Shareholders’ Reports—Admiral Shares	39
Trustees’ Fees and Expenses	4
Other Expenses	373
Total Expenses	22,246
Expenses Paid Indirectly	(11)
Net Expenses	22,235
Net Investment Income	233,150
Realized Net Gain (Loss)
Investment Securities Sold[2]	782,928
Foreign Currencies	217
Realized Net Gain (Loss)	783,145
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	(798,299)
Foreign Currencies	(107)
Change in Unrealized Appreciation (Depreciation)	(798,406)
Net Increase (Decrease) in Net Assets Resulting from Operations	217,889
1	Dividends are net of foreign withholding taxes of $10,282,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $5,635,000.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Energy Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	233,150	277,927
Realized Net Gain (Loss)	783,145	262,262
Change in Unrealized Appreciation (Depreciation)	(798,406)	339,639
Net Increase (Decrease) in Net Assets Resulting from Operations	217,889	879,828
Distributions
Investor Shares	(119,899)	(85,883)
Admiral Shares	(249,592)	(187,798)
Total Distributions	(369,491)	(273,681)
Capital Share Transactions
Investor Shares	(122,683)	(18,400)
Admiral Shares	(452,087)	159,170
Net Increase (Decrease) from Capital Share Transactions	(574,770)	140,770
Total Increase (Decrease)	(726,372)	746,917
Net Assets
Beginning of Period	6,125,969	5,379,052
End of Period	5,399,597	6,125,969

See accompanying Notes, which are an integral part of the Financial Statements.
12

Energy Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$46.43	$41.64	$31.66	$43.28	$47.85
Investment Operations
Net Investment Income[1]	1.878	2.099	1.364	1.449	1.519
Net Realized and Unrealized Gain (Loss) on Investments	.080	4.807	10.019	(11.669)	(4.524)
Total from Investment Operations	1.958	6.906	11.383	(10.220)	(3.005)
Distributions
Dividends from Net Investment Income	(1.952)	(2.116)	(1.403)	(1.400)	(1.565)
Distributions from Realized Capital Gains	(1.226)	—	—	—	—
Total Distributions	(3.178)	(2.116)	(1.403)	(1.400)	(1.565)
Net Asset Value, End of Period	$45.21	$46.43	$41.64	$31.66	$43.28
Total Return[2]	4.00%	16.72%	36.33%	-23.55%	-6.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,775	$1,950	$1,771	$1,363	$1,793
Ratio of Total Expenses to Average Net Assets[3]	0.44%[4]	0.46%[4]	0.41%	0.37%	0.32%
Ratio of Net Investment Income to Average Net Assets	4.02%	4.70%	3.68%	4.49%	3.20%
Portfolio Turnover Rate	29%	16%	14%	55%	48%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.06%, 0.02%, (0.02%), and (0.06%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.44% and 0.46%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Energy Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$87.12	$78.12	$59.39	$81.18	$89.77
Investment Operations
Net Investment Income[1]	3.599	4.014	2.615	2.787	2.926
Net Realized and Unrealized Gain (Loss) on Investments	.145	9.026	18.794	(21.903)	(8.512)
Total from Investment Operations	3.744	13.040	21.409	(19.116)	(5.586)
Distributions
Dividends from Net Investment Income	(3.733)	(4.040)	(2.679)	(2.674)	(3.004)
Distributions from Realized Capital Gains	(2.301)	—	—	—	—
Total Distributions	(6.034)	(4.040)	(2.679)	(2.674)	(3.004)
Net Asset Value, End of Period	$84.83	$87.12	$78.12	$59.39	$81.18
Total Return[2]	4.09%	16.83%	36.43%	-23.47%	-6.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,625	$4,176	$3,608	$2,751	$4,388
Ratio of Total Expenses to Average Net Assets[3]	0.36%[4]	0.38%[4]	0.33%	0.29%	0.24%
Ratio of Net Investment Income to Average Net Assets	4.11%	4.78%	3.76%	4.60%	3.28%
Portfolio Turnover Rate	29%	16%	14%	55%	48%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.06%, 0.02%, (0.02%), and (0.06%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.36% and 0.38%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Energy Fund
Notes to Financial Statements
Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
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Energy Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
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Energy Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the MSCI ACWI Energy + Utilities Index for the preceding three years. For the year ended January 31, 2024, the investment advisory fee paid represented an effective annual rate of 0.15% of the fund’s average net assets, before a net increase of $2,630,000 (0.05%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $178,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital
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Energy Fund
received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended January 31, 2024, these arrangements reduced the fund’s expenses by $11,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,232,837	—	—	3,232,837
Common Stocks—Other	476,599	1,638,812	—	2,115,411
Temporary Cash Investments	138	23,100	—	23,238
Total	3,709,574	1,661,912	—	5,371,486
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	24,979
Total Distributable Earnings (Loss)	(24,979)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.
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Energy Fund
The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	6,463
Undistributed Long-Term Gains	202,149
Net Unrealized Gains (Losses)	858,554
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	1,067,166
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	228,565	273,681
Long-Term Capital Gains	140,926	—
Total	369,491	273,681
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,503,562
Gross Unrealized Appreciation	1,059,226
Gross Unrealized Depreciation	(191,301)
Net Unrealized Appreciation (Depreciation)	867,925
G.	During the year ended January 31, 2024, the fund purchased $1,667,033,000 of investment securities and sold $2,384,011,000 of investment securities, other than temporary cash investments.
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Energy Fund
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	233,455	4,941	545,067	12,243
Issued in Lieu of Cash Distributions	110,854	2,372	79,747	1,759
Redeemed	(466,992)	(10,049)	(643,214)	(14,541)
Net Increase (Decrease)—Investor Shares	(122,683)	(2,736)	(18,400)	(539)
Admiral Shares
Issued	360,636	4,121	1,135,398	13,603
Issued in Lieu of Cash Distributions	221,642	2,528	166,639	1,960
Redeemed	(1,034,365)	(11,853)	(1,142,867)	(13,815)
Net Increase (Decrease)—Admiral Shares	(452,087)	(5,204)	159,170	1,748
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
J.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Energy Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Energy Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
21

Tax information (unaudited)
For corporate shareholders, 46.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $228,565,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund distributed $156,050,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth

College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q510 032024

Annual Report  |  January 31, 2024
Vanguard Global Capital Cycles Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, Vanguard Global Capital Cycles Fund returned –2.52%, lagging its performance benchmark, the S&P Global BMI Metals & Mining 25% Weighted Index, which returned 5.78%.
•	With inflation continuing to ease, major central banks slowed and eventually stopped hiking interest rates. Labor markets and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. Stocks worldwide rallied toward the end of 2023, however, as sentiment improved amid market expectations for rate cuts in 2024.
•	In this environment, returns were mixed by sector. The fund’s materials holdings, overweighted in metals and mining, detracted most. The biggest contribution came from industrial stocks, buoyed by the advisor’s outsized aerospace and defense positions.
•	By region, the advisor’s U.S. stock selections were positive but lagged the benchmark, impairing overall returns. An underweight allocation to Australian companies was a net plus.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%
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Advisor’s Report
For the 12 months ended January 31, 2024, Vanguard Global Capital Cycles Fund returned –2.52%, net of fees and expenses, underperforming the 5.78% return of the S&P Global BMI Metals & Mining 25% Weighted Index.
The investment environment
Global equities, as measured by the MSCI All Country World Index, rose 14.7% for the 12-month period, following a year-end surge fueled by easing inflation, optimism for lower interest rates, and resilient economic performance amid major geopolitical events.
Despite the positive end result, 2023 was a roller-coaster year for equity market performance. Global equities opened the year higher as economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of macro shocks, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Major central banks continued to raise interest rates, but financial stresses and persistent inflation muddied the outlook for central bank policy.
Global equities continued to remain strong in the second quarter as declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices kept pressure on central banks to keep interest rates higher for longer.
This positive momentum shifted in the third quarter as global equities fell sharply, with market sentiment dented by concerns about the health of China’s economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates.
In mid-November, the U.S. Federal Reserve surprised markets by signaling lower interest rates in 2024, sparking a stock rally that rippled across the globe and increasing speculation for sharp reductions in policy rates across developed markets in 2024. China’s economy rebounded, with third-quarter GDP expanding by 4.9% from a year earlier. Nonetheless, a deepening slump in China’s property sector burdened the country’s recovery and dampened investor sentiment.
The fund’s successes
Although security selection and sector allocation detracted from relative performance in aggregate over the period, selection was positive within financials, energy, and especially industrials. An overweight allocation to industrials and an underweight allocation to real estate also contributed positively.
The fund’s largest relative contributors included overweight positions in Intel (information technology) and BWX Technologies (industrials).
The share price of Intel, a U.S.-based manufacturer of semiconductor chips, rose after management delivered strong results in the second and third quarters,

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driven by a recovery in PC demand. Intel’s management team also raised guidance above expectations for fourth-quarter adjusted earnings per share (EPS) and revenue. We continue to hold our position in Intel as we believe the company’s semiconductor business is well-positioned to benefit from the energy transition and the growth of electric vehicles (EVs).
Shares of BWX Technologies increased over the period following reports of positive results. In June, it was added to the S&P MidCap 400 Index as a part of the index’s quarterly rebalancing, which helped propel the stock price to an all-time high. Also, it was announced that NASA had selected BWX to build a prototype nuclear rocket engine for space propulsion. We continue to hold our position in the stock as we think there will be a long upcycle of global defense spending because of changing mentalities regarding national security, spurred by global conflicts and geopolitical tensions.
The fund’s shortfalls
Both security selection and sector allocation detracted from relative outperformance in aggregate over the period. Security selection within materials and consumer discretionary were the largest detractors, while the fund’s underweight to information technology and communication services also detracted.
The fund’s largest relative detractors included overweight positions in Barrick Gold (materials) and Alibaba Group (consumer discretionary).
Shares of Barrick Gold declined over the period due to disappointing first- and second-quarter results, driven primarily by revenues being lower than expected. Across the year, the company was weighed down by the weaker production rates as gold and copper production fell to multiyear lows. The stock did rebound briefly during the fourth quarter after reporting positive third-quarter results in November, when its EPS and sales revenues topped consensus estimates, benefiting from the rise in gold production at reduced costs. We continue to hold Barrick Gold; on top of strong company fundamentals such as a healthy balance sheet, we believe the company is well-positioned to benefit from the energy transition as we shift from an energy-intensive economy to a metal-intensive one.
Shares of Alibaba decreased over the period due to disappointing financial results, worsened by the weaker macro picture in China. This was coupled with Japanese tech investor SoftBank selling almost all of its remaining stake in the company. Alibaba also called off the spinoff of its large cloud business as a result of tightened U.S. curbs on advanced chips for China. We have trimmed our position but continue to hold Alibaba as, over the medium to long term, we see the company as a key beneficiary of increased consumer growth in China. Alibaba also has a strong net cash balance sheet and is well-placed to buy back stock in the future.
3

The fund’s positioning and investment strategy
Despite the soft-landing rhetoric with which global governments ended 2023, we continue to believe that several of the market dynamics that drove economies to high levels of inflation will persist, rather than abate, and that these dynamics are in fact structural rather than transitory. This should lead to an environment of increasing dispersion and volatility. Structural changes in the economy, such as falling labor supply, underinvestment in commodity production, spending to combat climate change, rising defense spending, and recent efforts of reshoring as opposed to offshoring, all point to structurally higher inflation going forward. Importantly, we do not expect inflation to move higher in a linear manner. Rather, we expect a more volatile inflationary environment, with a higher trend over time—and this transition is already underway. We think the energy transition will be the largest capital cycle in our lifetime, spanning many industries and countries.
Our framework continues to identify several compelling dislocations in sectors impacted by higher levels of inflation and interest rates in traditional energy and metal segments, and we continue to find attractive opportunities in energy-transition actors, including electric utilities, industrials, natural gas producers, and energy services.
Utilities, while they underperformed broad equity markets as expected during the hiking cycle (from 2022 to mid-2023), also haven’t benefited from the sharp market rally of the fourth quarter of 2023 on the back of an expected Goldilocks environment in 2024. However, we believe their relative valuation to be very attractive, and their fundamentals remain solid, with what we see as sustainable low double-digit total returns for years to come, thanks to pass-through costs to consumers. Longer-term, we believe regulators and governments will continue to allow those companies to have similar return structures, as massive investment will be needed, including to modernize the grid.
In energy, we continue to find attractive opportunities in U.S. natural gas producers. While the warm winter so far has lowered natural gas prices in the short term, we expect higher U.S. natural gas prices over the medium term, as strong demand in the form of liquefied natural gas (LNG) comes online from the end of 2024 through 2026. Longer-term, we believe natural gas is a much-needed tool to help decarbonization efforts globally. As growth in power generation continues to increase, exacerbated by the broad deployment of EVs, artificial intelligence (AI), and data centers, we believe natural gas, further improved by carbon capture, can be used as a dispatchable baseload power source that can help solve intermittency issues.
In metal producers, we continue to believe the much-needed global energy transition will require substantial capital spending and infrastructure development through mid-century, dwarfing past
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landmark economic stimulus plans. We think the combination of outsized spending, policy tailwinds, and shifting consumer and investor attitudes will continue to fuel this new capital cycle. In precious metals, valuations are especially attractive, despite gold making new highs over the quarter, and the equities of gold miners lagged broad equity markets in December and over the full year.
Memory is one theme we expect to grow in 2024. These companies have broadly been in a down cycle for at least five quarters. However, we feel that in a positive market environment where AI and cloud computing continue to grow, memory companies can benefit from these tailwinds substantially. Our positions in Samsung and Marvell Technology, the latter of which we have reintroduced to the portfolio after owning it previously, should both benefit from this theme.
From a country perspective, we believe Brazil is attractive given the macroeconomic setup. Brazil has among the highest real interest rates in the world, attractive valuations, and strong earnings growth in emerging markets, and the country should further benefit from the end of the U.S. hiking cycle. We find financials particularly attractive and hold Banco Bradesco.
Keith E. White,
Senior Managing Director
and Equity Portfolio Manager
Wellington Management Company llp
February 14, 2024
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2024
Global Capital Cycles Fund	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$968.00	$2.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.99	2.24
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.44%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
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Global Capital Cycles Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Global Capital Cycles Fund	-2.52%	12.15%	3.29%	$13,821
Spliced Global Capital Cycles Index	5.78	9.49	4.08	14,910
MSCI All Country World Index	14.70	10.16	8.43	22,464
Spliced Global Capital Cycles Index: S&P Global Custom Metals and Mining Index through September 25, 2018; S&P Global BMI Metals & Mining 25% Weighted Index thereafter.
See Financial Highlights for dividend and capital gains information.
8

Global Capital Cycles Fund
Fund Allocation
As of January 31, 2024

United States	25.1%
United Kingdom	24.0
Canada	15.2
South Korea	5.0
China	5.0
India	3.7
Brazil	3.6
Germany	3.6
Australia	3.1
Switzerland	3.0
Taiwan	2.9
Japan	2.4
France	2.1
Other	1.3
The table reflects the fund's investments, except for short-term investments.
9

Global Capital Cycles Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.6%)
Australia (2.9%)
	BHP Group Ltd.	677,588	20,730
[1]	BHP Group Ltd. ADR	293,870	17,991
			38,721
Brazil (3.5%)
	Banco Bradesco SA ADR	12,405,840	38,458
	Vale SA Class B ADR	577,448	7,905
			46,363
Canada (14.6%)
	Barrick Gold Corp.	8,085,317	126,131
	Intact Financial Corp.	135,097	21,127
	Agnico Eagle Mines Ltd.	286,965	14,107
*,2	Foran Mining Corp. PP (Acquired 11/29/23, Cost $13,271)	4,400,000	12,047
*	Foran Mining Corp. (XTSE)	3,274,073	9,960
*	Abaxx Technologies Inc.	900,900	9,381
			192,753
China (4.8%)
	Alibaba Group Holding Ltd.	5,471,902	49,078
	Contemporary Amperex Technology Co. Ltd. Class A	667,150	14,099
			63,177
France (2.0%)
	Engie SA	1,657,051	26,467
Germany (3.4%)
	Rheinmetall AG	106,050	37,136
	Hensoldt AG	269,986	8,105
			45,241
India (3.5%)
	Reliance Industries Ltd.	1,352,900	46,481
Japan (2.3%)
	Ebara Corp.	289,700	18,143
	Panasonic Holdings Corp.	1,311,920	12,357
			30,500
		Shares	Market Value• ($000)
Norway (0.5%)
*	Seadrill Ltd.	147,139	6,359
South Korea (4.8%)
	Samsung Electronics Co. Ltd.	1,175,204	63,857
Sweden (0.7%)
	Boliden AB	363,059	9,637
Switzerland (2.9%)
	Novartis AG (Registered)	373,666	38,642
Taiwan (2.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	331,866	37,488
United Kingdom (22.9%)
	Glencore plc	13,182,846	69,750
	Anglo American plc	2,271,225	54,141
	Unilever plc	811,595	39,492
	Rio Tinto plc ADR	567,573	39,316
	Babcock International Group plc	5,469,895	31,262
	Haleon plc	6,026,994	24,480
	Shell plc	520,603	16,140
	Fresnillo plc	2,359,695	15,783
	Hammerson plc	40,258,460	13,738
			304,102
United States (24.0%)
	BWX Technologies Inc.	561,052	45,715
	Viper Energy Inc. Class A	1,424,950	44,487
	Intel Corp.	882,312	38,010
	Wells Fargo & Co.	700,663	35,159
	Pfizer Inc.	1,183,962	32,062
	American Electric Power Co. Inc.	401,089	31,341
	Marvell Technology Inc.	312,596	21,163
	Chesapeake Energy Corp.	259,332	19,997
*	Fluor Corp.	515,046	19,422
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Global Capital Cycles Fund
		Shares	Market Value• ($000)
	Texas Instruments Inc.	120,785	19,340
*	Antero Resources Corp.	511,377	11,424
			318,120
Total Common Stocks (Cost $1,184,931)			1,267,908
Warrants (0.0%)
*	Metals Acquisition Ltd. Exp. 6/16/28 (Cost $246)	330,300	753
Temporary Cash Investments (5.5%)
Money Market Fund (5.5%)
[3,4]	Vanguard Market Liquidity Fund, 5.410% (Cost $73,073)	730,850	73,078
Total Investments (101.1%) (Cost $1,258,250)			1,341,739
Other Assets and Liabilities—Net (-1.1%)			(14,963)
Net Assets (100%)			1,326,776
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $17,809,000.
2	Restricted securities totaling $12,047,000, representing 0.9% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $18,618,000 was received for securities on loan.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Global Capital Cycles Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,185,177)	1,268,661
Affiliated Issuers (Cost $73,073)	73,078
Total Investments in Securities	1,341,739
Investment in Vanguard	45
Cash	48
Foreign Currency, at Value (Cost $394)	394
Receivables for Investment Securities Sold	1,676
Receivables for Accrued Income	3,990
Receivables for Capital Shares Issued	221
Total Assets	1,348,113
Liabilities
Payables for Investment Securities Purchased	167
Collateral for Securities on Loan	18,618
Payables for Capital Shares Redeemed	1,085
Payables to Investment Advisor	731
Payables to Vanguard	183
Deferred Foreign Capital Gains Taxes	553
Total Liabilities	21,337
Net Assets	1,326,776
1 Includes $17,809,000 of securities on loan.
At January 31, 2024, net assets consisted of:

Paid-in Capital	3,253,379
Total Distributable Earnings (Loss)	(1,926,603)
Net Assets	1,326,776

Net Assets
Applicable to 112,978,120 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,326,776
Net Asset Value Per Share	$11.74
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Capital Cycles Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Dividends[1]	48,235
Interest[2]	2,326
Securities Lending—Net	91
Total Income	50,652
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,053
Performance Adjustment	867
The Vanguard Group—Note C
Management and Administrative	3,012
Marketing and Distribution	72
Custodian Fees	58
Auditing Fees	30
Shareholders’ Reports	50
Trustees’ Fees and Expenses	1
Other Expenses	55
Total Expenses	6,198
Net Investment Income	44,454
Realized Net Gain (Loss)
Investment Securities Sold[2]	73,899
Foreign Currencies	435
Realized Net Gain (Loss)	74,334
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	(157,379)
Foreign Currencies	(9)
Change in Unrealized Appreciation (Depreciation)	(157,388)
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,600)
1	Dividends are net of foreign withholding taxes of $2,454,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,326,000, ($2,000), less than $1,000, and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $553,000.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Capital Cycles Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,454	48,509
Realized Net Gain (Loss)	74,334	103,976
Change in Unrealized Appreciation (Depreciation)	(157,388)	17,828
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,600)	170,313
Distributions
Total Distributions	(44,372)	(44,720)
Capital Share Transactions
Issued	135,868	320,924
Issued in Lieu of Cash Distributions	37,890	38,683
Redeemed	(284,023)	(324,685)
Net Increase (Decrease) from Capital Share Transactions	(110,265)	34,922
Total Increase (Decrease)	(193,237)	160,515
Net Assets
Beginning of Period	1,520,013	1,359,498
End of Period	1,326,776	1,520,013
See accompanying Notes, which are an integral part of the Financial Statements.
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Global Capital Cycles Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$12.43	$11.28	$9.57	$7.97	$7.62
Investment Operations
Net Investment Income[1]	.377	.392	.356	.197	.212
Net Realized and Unrealized Gain (Loss) on Investments	(.672)	1.134	1.715	1.597	.337
Total from Investment Operations	(.295)	1.526	2.071	1.794	.549
Distributions
Dividends from Net Investment Income	(.395)	(.376)	(.361)	(.194)	(.199)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.395)	(.376)	(.361)	(.194)	(.199)
Net Asset Value, End of Period	$11.74	$12.43	$11.28	$9.57	$7.97
Total Return[2]	-2.52%	13.81%	21.74%	22.63%	7.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,327	$1,520	$1,359	$1,182	$1,212
Ratio of Total Expenses to Average Net Assets[3]	0.44%	0.43%[4]	0.36%	0.35%	0.38%
Ratio of Net Investment Income to Average Net Assets	3.14%	3.45%	3.28%	2.43%	2.68%
Portfolio Turnover Rate	67%	63%	57%	70%	56%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.06%, 0.05%, (0.01%), (0.03%), and 0.00%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.43%.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Global Capital Cycles Fund
Notes to Financial Statements
Vanguard Global Capital Cycles Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
16

Global Capital Cycles Fund
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
17

Global Capital Cycles Fund
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the Custom Global Capital Cycles Index since January 31, 2019. For the year ended January 31, 2024, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a net increase of $867,000 (0.06%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $45,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
18

Global Capital Cycles Fund
The following table summarizes the market value of the fund's investments as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	545,189	12,047	—	557,236
Common Stocks—Other	101,154	609,518	—	710,672
Warrants	753	—	—	753
Temporary Cash Investments	73,078	—	—	73,078
Total	720,174	621,565	—	1,341,739
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,124
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	81,060
Capital Loss Carryforwards	(2,010,957)
Qualified Late-Year Losses	—
Other Temporary Differences	170
Total	(1,926,603)
19

Global Capital Cycles Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	44,372	44,720
Long-Term Capital Gains	—	—
Total	44,372	44,720
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,260,145
Gross Unrealized Appreciation	172,323
Gross Unrealized Depreciation	(90,729)
Net Unrealized Appreciation (Depreciation)	81,594
F.  During the year ended January 31, 2024, the fund purchased $918,297,000 of investment securities and sold $963,675,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2024, such purchases were $105,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital shares issued and redeemed were:
	Year Ended January 31,
	2024 Shares (000)	2023 Shares (000)
Issued	11,289	27,145
Issued in Lieu of Cash Distributions	3,076	3,366
Redeemed	(23,661)	(28,764)
Net Increase (Decrease) in Shares Outstanding	(9,296)	1,747
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
20

Global Capital Cycles Fund
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
I.  Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Global Capital Cycles Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Capital Cycles Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Tax information (unaudited)
For corporate shareholders, 22.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $40,784,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $829,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $771,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
The fund designates to shareholders foreign source income of $41,177,000 and foreign taxes paid of $1,237,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
23

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).

Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. McIsaac

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q530 032024

Annual Report   |   January 31, 2024
Vanguard Health Care Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, Vanguard Health Care Fund returned 6.43% for Investor Shares and 6.48% for Admiral Shares. This was in line with the 6.43% return of the fund’s benchmark index.
•	With inflation continuing to ease, major central banks slowed and eventually stopped hiking interest rates. Labor markets and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. Stocks worldwide rallied toward the end of 2023, however, as sentiment improved amid market expectations for rate cuts in 2024.
•	For the 12-month period, performance of the overall health care sector was mixed. Some subsectors—most notably health care distributors—posted double-digit gains, while others (health care services and life sciences tools and services) had negative returns.
•	The fund’s stock selection within pharmaceuticals—the largest subsector for both the fund and the benchmark—was the largest contributor to relative performance. However, this was largely offset by the fund’s holdings in biotechnology, health care services, managed health care, and a few other subsectors that lagged those in the index.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%
1

Advisor’s Report
For the 12 months ended January 31, 2024, Vanguard Health Care Fund returned 6.43% for Investor Shares and 6.48% for Admiral Shares. The fund performed in line with the 6.43% return of its benchmark, the MSCI ACWI Health Care Index, and outperformed the 4.49% average return of its Lipper peer group.
The investment environment
We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization—biopharma small-cap, biopharma mid-cap, and biopharma large-cap. The other subsectors are health care services and medical technology.
Biopharma large-cap was the top-performing subsector in the benchmark for the 12 months, followed by medical technology. Biopharma small-cap was not meaningfully represented in the benchmark. Within the broader health care sector, biopharma mid-cap and health care services declined.
Our successes
Stock selection contributed positively to the fund’s performance, particularly in the biopharma mid-cap and medical technology subsectors. From an allocation perspective, our overweight to biopharma small-cap and underweight to the underperforming medical technology space contributed to relative performance.
Eli Lilly, a biopharma large-cap company, was the fund’s top relative performer. Shares rose following several positive data readouts for the company’s diabetes, obesity, and Alzheimer’s treatments. Most notably, shares rose following positive results from a cardiovascular outcomes trial that tested Novo Nordisk’s same-class competitive drug. Commercial results for Eli Lilly’s glucagon-like peptide 1 (GLP-1) agonist drugs Mounjaro (for type 2 diabetes) and Zepbound (for obesity) were also strong.
Chugai Pharmaceutical, another biopharma large-cap company, also performed well. Shares rose following strong midstage clinical data from trials testing the efficacy of orforglipron (an oral GLP-1) for the treatment of diabetes and obesity. Chugai invented orforglipron; the company is eligible to receive significant royalties on its sales from licensee Eli Lilly.
Not owning biopharma large-cap company Bristol-Myers Squibb was another top contributor. The company continued to face challenges in replacing its portfolio of blockbuster cardiovascular and cancer drugs. Of the eight newly launched products, six missed revenue expectations. As a result, shares declined, and the company’s management downgraded its midterm-launch sales guidance.
Our shortfalls
Stock selection was weakest in the health care services subsector. From an allocation perspective, our overweight to the biopharma mid-cap space detracted from relative performance.
An underweight to Novo Nordisk, a biopharma large-cap company, was the

2

largest detractor. Shares rose after the company reported positive headline results from the SELECT trial, which indicated that its GLP-1, semaglutide, may reduce the risk of heart attack and stroke in obese but nondiabetic patients. Additionally, the company announced that a trial evaluating semaglutide for chronic kidney disease in patients with type 2 diabetes would end early thanks to strong efficacy results. These results supported indications for semaglutide beyond treatment of type 2 diabetes and obesity.
A position in Agilon Health, a leading physician-enablement company in the health care services subsector, was another top detractor. Shares traded lower following disappointing third-quarter earnings results. Increased usage by patients in Medicare Advantage plans led the company to lower its medical margin guidance in November and January. However, we believe that the young company is learning to better measure changes in outpatient utilization, which should make similar surprises unlikely in the future.
Pfizer, a biopharma large-cap company, also detracted. Shares fell amid declining demand for COVID-related products and unfortunate setbacks in the development of its oral GLP-1 candidates. Pfizer also announced a restructuring and lowered its financial guidance.
Our additions and eliminations
We initiated a position in Novo Nordisk, a biopharma large-cap company, to complement our holdings in the subsector. The report of semaglutide’s better-than-expected cardiovascular benefits, increased manufacturing capacity, and overwhelming demand for the GLP-1 class of drugs support a very bright future for the category. We believe that Novo Nordisk is a highly innovative biopharmaceutical company, and we have strong conviction that it and Eli Lilly will dominate the GLP-1 market for the next several years because of their formidable first-mover advantages, decades of protein-engineering experience, and deep pipelines of next-generation agents. We greatly favor Eli Lilly but believe Novo Nordisk will also perform well.
We also initiated a position in Otsuka Holdings, another biopharma large-cap company. Although Otsuka faces near-term patent expirations for a few of its global products, we believe that investors have underappreciated how the company stands to benefit from significant royalties from two Novartis oncology drugs, Kisqali (for breast cancer) and Pluvicto (for prostate cancer). The company has stable profits from its renowned nutraceuticals business and a promising internal pipeline.
We eliminated a position in Seagen in order to take profits following the announcement that Pfizer would acquire the company. We also eliminated a position in Ono Pharmaceutical, because growth of the company’s flagship immuno-oncology product, Opdivo, is slowing in Japan. Additionally, the royalties Ono receives from competitor Merck on global Keytruda sales are
3

scheduled to decline next year; the more meaningful royalties on Bristol-Myers Squibb’s global sales of Opdivo may have peaked.
The fund’s characteristics
At the fiscal year’s end, about 27% of the fund’s assets were in non-U.S. investments, a level that has remained fairly stable in recent years. Our non-U.S. holdings were primarily companies domiciled in Japan, the U.K., Switzerland, Belgium, and Denmark, many of which operate globally. We believe this strategy provides diversification for shareholders over the long term.
The fund held 89 companies across all subsectors of health care as of the end of the period, reflecting a decrease from the 105 equity names we held a year ago. The fund’s 10 largest holdings represented a significant 44% of total assets.
The fund’s positioning and outlook
We have a positive outlook across the health care opportunity set. Groundbreaking innovation, supportive valuations, and business models that are positioned to show resilience through the cycle should benefit long-term investors. Within biopharma, we are excited about developments in GLP-1 and next-generation metabolic medicines, antibody-drug conjugates for cancer treatment, and various forms of genetic medicine.
Innovation is also accelerating in many areas of medical technology, including electrophysiology, structural heart disease, and surgical robotics. Lastly, health care services companies remain well-positioned to help solve the societal challenge of rising health care costs. Some will benefit from the ongoing transition from a fee-for-service to a fee-for-value care system. Broadly, we favor companies focused on improving patient outcomes while reining in costs.
The 2024 U.S. presidential and congressional elections could lead to additional volatility this year. Drug pricing, the regulatory environment for mergers and acquisitions, and the profitability of Medicare Advantage could be affected over the medium term by the outcome of the elections. Regardless, we are encouraged by recent progress in biomedical research and an acceleration in U.S. approvals of novel drugs and medical devices. There is tremendous potential for health care companies in the fund to address complex health care needs around the world.
Jean M. Hynes, CFA,
Senior Managing Director and
Equity Portfolio Manager
Rebecca Sykes, CFA,
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
February 12, 2024
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2024
	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return
Health Care Fund
Investor Shares	$1,000.00	$1,025.00	$1.79
Admiral™ Shares	1,000.00	1,025.30	1.53
Based on Hypothetical 5% Yearly Return
Health Care Fund
Investor Shares	$1,000.00	$1,023.44	$1.79
Admiral Shares	1,000.00	1,023.69	1.53
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Health Care Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Health Care Fund Investor Shares	6.43%	9.27%	9.98%	$25,886
MSCI All Country World Index Health Care Index	6.43	9.39	8.88	23,420
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	30,709

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Health Care Fund Admiral Shares	6.48%	9.32%	10.03%	$130,075
MSCI All Country World Index Health Care Index	6.43	9.39	8.88	117,102
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	153,543
See Financial Highlights for dividend and capital gains information.
7

Health Care Fund
Fund Allocation
As of January 31, 2024
United States	72.8%
Japan	7.7
United Kingdom	7.2
Switzerland	5.4
Belgium	3.2
Denmark	2.9
Other	0.8
The table reflects the fund’s investments, except for short-term investments.
8

Health Care Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.2%)
Belgium (3.1%)
	UCB SA	9,582,600	901,394
*	Argenx SE	1,303,655	492,302
*	Galapagos NV	1,175,458	44,095
			1,437,791
Brazil (0.0%)
*,1	Hapvida Participacoes e Investimentos SA	8,909,471	6,977
China (0.7%)
*	Legend Biotech Corp. ADR	1,900,644	104,649
*,2	Zai Lab Ltd. ADR	2,814,054	60,699
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	77,092,000	49,247
	WuXi AppTec Co. Ltd. Class A	5,979,100	45,371
*	Zai Lab Ltd.	16,916,600	35,944
*,1	Wuxi Biologics Cayman Inc.	6,641,200	17,477
[1]	WuXi AppTec Co. Ltd. Class H	19	—
			313,387
Denmark (2.8%)
*	Genmab A/S	2,088,852	577,614
	Novo Nordisk A/S Class B	3,386,878	387,135
*,2	Ascendis Pharma A/S ADR	2,136,431	277,587
*	Genmab A/S ADR	2,285,855	63,112
			1,305,448
Italy (0.1%)
	DiaSorin SpA	552,359	50,794
Japan (7.6%)
	Daiichi Sankyo Co. Ltd.	43,163,390	1,292,270
[3]	Eisai Co. Ltd.	19,123,817	900,515
	Chugai Pharmaceutical Co. Ltd.	21,054,100	757,321
	Otsuka Holdings Co. Ltd.	7,660,100	301,106
	Terumo Corp.	6,976,400	236,165
	Asahi Intecc Co. Ltd.	2,023,500	38,448
			3,525,825
		Shares	Market Value• ($000)
Switzerland (5.4%)
	Novartis AG (Registered)	20,565,879	2,126,796
	Alcon Inc.	3,393,208	255,424
	Tecan Group AG (Registered)	236,453	90,257
			2,472,477
United Kingdom (7.1%)
	AstraZeneca plc	19,268,765	2,554,593
	GSK plc	21,728,230	429,735
*,3	Immunocore Holdings plc ADR	2,897,598	209,467
	Genus plc	1,791,160	52,025
*,2	Verona Pharma plc ADR	1,160,032	21,287
			3,267,107
United States (71.4%)
	Eli Lilly & Co.	5,452,381	3,520,112
	UnitedHealth Group Inc.	6,227,369	3,186,794
	Merck & Co. Inc.	20,479,587	2,473,525
	Pfizer Inc.	57,903,399	1,568,024
	Abbott Laboratories	11,460,218	1,296,724
	Danaher Corp.	5,113,563	1,226,795
	Elevance Health Inc.	2,463,440	1,215,560
	Thermo Fisher Scientific Inc.	2,108,134	1,136,242
*	Biogen Inc.	4,558,453	1,124,388
*	Boston Scientific Corp.	16,512,509	1,044,581
*	Alnylam Pharmaceuticals Inc.	5,524,903	955,311
	Humana Inc.	2,411,897	911,842
	HCA Healthcare Inc.	2,719,849	829,282
	Stryker Corp.	2,442,788	819,507
*	Vertex Pharmaceuticals Inc.	1,858,518	805,445
*	Edwards Lifesciences Corp.	9,386,095	736,527
*	Centene Corp.	9,215,817	694,043
	Zoetis Inc.	3,646,600	684,868
*	Regeneron Pharmaceuticals Inc.	699,733	659,694
*	Moderna Inc.	6,521,472	658,995
*,3	Apellis Pharmaceuticals Inc.	9,503,375	601,469
	Agilent Technologies Inc.	3,576,445	465,296
*	IQVIA Holdings Inc.	1,696,452	353,252
	Laboratory Corp. of America Holdings	1,381,908	307,198
*	Molina Healthcare Inc.	849,274	302,715
9

Health Care Fund
		Shares	Market Value• ($000)
	Teleflex Inc.	1,217,493	295,644
	Cencora Inc.	1,245,570	289,819
*	Illumina Inc.	1,946,214	278,328
*	Insulet Corp.	1,457,112	278,119
*	Sarepta Therapeutics Inc.	2,283,656	271,732
*	Acadia Healthcare Co. Inc.	3,047,446	250,317
*,3	Alkermes plc	8,601,892	232,681
*	Vaxcyte Inc.	2,974,243	212,420
*	Waters Corp.	666,877	211,874
*	Align Technology Inc.	714,731	191,062
*	United Therapeutics Corp.	842,593	180,972
*,3	agilon health Inc.	30,510,520	179,707
*	Shockwave Medical Inc.	793,508	179,531
*	REVOLUTION Medicines Inc.	6,449,517	178,974
*	Blueprint Medicines Corp.	2,149,647	170,961
*	Ionis Pharmaceuticals Inc.	3,063,073	157,411
*	Exact Sciences Corp.	2,278,672	149,025
	Encompass Health Corp.	2,095,873	148,891
*	Option Care Health Inc.	4,107,073	128,305
*	Amicus Therapeutics Inc.	10,154,896	126,225
*	Rocket Pharmaceuticals Inc.	4,092,055	117,565
*	Xenon Pharmaceuticals Inc.	2,542,337	114,965
*	Cytokinetics Inc.	1,469,555	114,816
*,3	Sage Therapeutics Inc.	4,304,671	110,372
*,3	Structure Therapeutics Inc. ADR	2,411,025	105,169
*	Evolent Health Inc. Class A	3,351,619	98,571
*	PTC Therapeutics Inc.	3,393,863	88,546
*,3	Syndax Pharmaceuticals Inc.	4,249,352	87,069
*	Denali Therapeutics Inc.	5,100,454	81,658
*	Celldex Therapeutics Inc.	2,219,651	78,176
*	Prothena Corp. plc	2,394,263	67,973
*	Kymera Therapeutics Inc.	2,027,264	66,454
*	Surgery Partners Inc.	2,158,143	66,233
*	Privia Health Group Inc.	2,881,720	58,095
*	TG Therapeutics Inc.	3,066,304	49,797
*	Morphic Holding Inc.	1,237,989	39,232
*	Intellia Therapeutics Inc.	1,534,651	36,555
			33,071,433
Total Common Stocks (Cost $27,928,588)			45,451,239
Temporary Cash Investments (1.4%)
Money Market Fund (0.0%)
[4,5]	Vanguard Market Liquidity Fund, 5.410%	148,747	14,873
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreements (1.4%)
Bank of America Securities, LLC, 5.320%, 2/1/24 (Dated 1/31/24, Repurchase Value $37,205,000, collateralized by Fannie Mae 3.000%–6.500%, 4/1/24–1/1/54, and Freddie Mac 2.000%–6.500%, 4/1/29–1/1/54, with a value of $37,944,000)	37,200	37,200
Bank of Nova Scotia, 5.300%, 2/1/24 (Dated 1/31/24, Repurchase Value $51,108,000, collateralized by U.S. Treasury Bill 0.000%, 2/22/24–7/25/24, and U.S. Treasury Note/Bond 1.250%–4.750%, 9/30/28–11/15/53, with a value of $52,130,000)	51,100	51,100
Barclays Capital Inc., 5.300%, 2/1/24 (Dated 1/31/24, Repurchase Value $78,212,000, collateralized by U.S. Treasury Note/Bond 2.000%, 8/15/25, with a value of $79,764,000)	78,200	78,200
BNP Paribas Securities Corp., 5.290%, 2/1/24 (Dated 1/31/24, Repurchase Value $83,212,000, collateralized by U.S. Treasury Note/Bond 0.250%–5.000%, 4/30/25–2/15/51, with a value of $84,864,000)	83,200	83,200
BNP Paribas Securities Corp., 5.300%, 2/1/24 (Dated 1/31/24, Repurchase Value $77,711,000, collateralized by Fannie Mae 1.500%–6.913%, 12/1/30–8/1/53, Freddie Mac 2.000%–6.000%, 5/1/32–10/1/53, and U.S. Treasury Note/Bond 0.250%–4.625%, 7/31/25–12/31/28, with a value of $79,254,000)	77,700	77,700

10

Health Care Fund
	Face Amount ($000)	Market Value• ($000)
Credit Agricole Securities Inc., 5.300%, 2/1/24 (Dated 1/31/24, Repurchase Value $23,303,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.625%, 7/15/32, with a value of $23,766,000)	23,300	23,300
HSBC Bank USA, 5.290%, 2/1/24 (Dated 1/31/24, Repurchase Value $53,908,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 1.500%, 2/15/53, with a value of $54,978,000)	53,900	53,900
HSBC Bank USA, 5.310%, 2/1/24 (Dated 1/31/24, Repurchase Value $34,905,000, collateralized by Fannie Mae 2.000%–5.000%, 10/1/49–9/1/53, and Freddie Mac 3.000%, 11/1/49, with a value of $35,598,000)	34,900	34,900
JP Morgan Securities LLC, 5.310%, 2/1/24 (Dated 1/31/24, Repurchase Value $63,009,000, collateralized by U.S. Treasury Bill 0.000%, 3/7/24–12/26/24, U.S. Treasury Inflation Indexed Note/Bond 5.464%, 4/30/25, and U.S. Treasury Note/Bond 0.375%–6.875%, 3/31/24–2/15/50, with a value of $64,260,000)	63,000	63,000
Natixis SA, 5.300%, 2/1/24 (Dated 1/31/24, Repurchase Value $61,309,000, collateralized by U.S. Treasury Note/Bond 4.125%, 6/15/26, with a value of $62,526,000)	61,300	61,300
	Face Amount ($000)	Market Value• ($000)
Nomura International plc, 5.300%, 2/1/24 (Dated 1/31/24, Repurchase Value $40,306,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.875%–1.000%, 2/15/46–2/15/47, and U.S. Treasury Note/Bond 4.375%, 8/15/43, with a value of $41,147,000)	40,300	40,300
RBC Capital Markets LLC, 5.310%, 2/1/24 (Dated 1/31/24, Repurchase Value $30,504,000, collateralized by Fannie Mae 2.000%, 7/1/41, and U.S. Treasury Bill 0.000%, 2/13/24–2/20/24, with a value of $31,110,000)	30,500	30,500
		634,600
Total Temporary Cash Investments (Cost $649,472)		649,473
Total Investments (99.6%) (Cost $28,578,060)		46,100,712
Other Assets and Liabilities—Net (0.4%)		192,811
Net Assets (100%)		46,293,523
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, the aggregate value was $24,454,000, representing 0.1% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $13,984,000.
3	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $14,781,000 was received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Health Care Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $26,050,296)	43,659,390
Affiliated Issuers (Cost $2,527,764)	2,441,322
Total Investments in Securities	46,100,712
Investment in Vanguard	1,469
Cash	20,899
Foreign Currency, at Value (Cost $2,373)	2,299
Receivables for Investment Securities Sold	229,128
Receivables for Accrued Income	90,014
Receivables for Capital Shares Issued	3,283
Total Assets	46,447,804
Liabilities
Payables for Investment Securities Purchased	92,681
Collateral for Securities on Loan	14,781
Payables to Investment Advisor	19,194
Payables for Capital Shares Redeemed	24,524
Payables to Vanguard	3,101
Total Liabilities	154,281
Net Assets	46,293,523
1 Includes $13,984,000 of securities on loan.
At January 31, 2024, net assets consisted of:

Paid-in Capital	27,444,029
Total Distributable Earnings (Loss)	18,849,494
Net Assets	46,293,523

Investor Shares—Net Assets
Applicable to 34,645,211 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,296,756
Net Asset Value Per Share—Investor Shares	$210.61

Admiral Shares—Net Assets
Applicable to 439,116,767 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	38,996,767
Net Asset Value Per Share—Admiral Shares	$88.81

See accompanying Notes, which are an integral part of the Financial Statements.
12

Health Care Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	491,594
Dividends—Affiliated Issuers[2]	31,017
Interest—Unaffiliated Issuers	37,691
Securities Lending—Net	228
Total Income	560,530
Expenses
Investment Advisory Fees—Note B
Basic Fee	67,006
Performance Adjustment	8,470
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,167
Management and Administrative—Admiral Shares	52,830
Marketing and Distribution—Investor Shares	320
Marketing and Distribution—Admiral Shares	1,136
Custodian Fees	866
Auditing Fees	33
Shareholders’ Reports—Investor Shares	168
Shareholders’ Reports—Admiral Shares	162
Trustees’ Fees and Expenses	31
Other Expenses	17
Total Expenses	144,206
Expenses Paid Indirectly	(81)
Net Expenses	144,125
Net Investment Income	416,405
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	3,235,388
Investment Securities Sold—Affiliated Issuers	(335,178)
Foreign Currencies	159
Realized Net Gain (Loss)	2,900,369
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(348,358)
Investment Securities—Affiliated Issuers	(86,657)
Foreign Currencies	2,513
Change in Unrealized Appreciation (Depreciation)	(432,502)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,884,272
1	Dividends are net of foreign withholding taxes of $12,991,000.
2	Dividends are net of foreign withholding taxes of $7,010,000.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Health Care Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	416,405	391,728
Realized Net Gain (Loss)	2,900,369	2,054,086
Change in Unrealized Appreciation (Depreciation)	(432,502)	549,022
Net Increase (Decrease) in Net Assets Resulting from Operations	2,884,272	2,994,836
Distributions
Investor Shares	(515,126)	(407,436)
Admiral Shares	(2,769,814)	(2,190,665)
Total Distributions	(3,284,940)	(2,598,101)
Capital Share Transactions
Investor Shares	(145,328)	(56,992)
Admiral Shares	(637,906)	(289,544)
Net Increase (Decrease) from Capital Share Transactions	(783,234)	(346,536)
Total Increase (Decrease)	(1,183,902)	50,199
Net Assets
Beginning of Period	47,477,425	47,427,226
End of Period	46,293,523	47,477,425

See accompanying Notes, which are an integral part of the Financial Statements.
14

Health Care Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$212.59	$210.54	$218.60	$204.57	$203.34
Investment Operations
Net Investment Income[1]	1.789	1.654	1.869	2.005	2.506
Net Realized and Unrealized Gain (Loss) on Investments	11.217	11.988	8.949	29.203	23.326
Total from Investment Operations	13.006	13.642	10.818	31.208	25.832
Distributions
Dividends from Net Investment Income	(1.751)	(1.659)	(1.951)	(1.886)	(2.428)
Distributions from Realized Capital Gains	(13.235)	(9.933)	(16.927)	(15.292)	(22.174)
Total Distributions	(14.986)	(11.592)	(18.878)	(17.178)	(24.602)
Net Asset Value, End of Period	$210.61	$212.59	$210.54	$218.60	$204.57
Total Return[2]	6.43%	6.57%	4.48%	16.16%	13.16%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,297	$7,496	$7,493	$8,342	$8,729
Ratio of Total Expenses to Average Net Assets[3]	0.35%[4]	0.34%[4]	0.30%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	0.86%	0.80%	0.82%	0.95%	1.25%
Portfolio Turnover Rate	16%	19%	15%	18%	18%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, (0.04%), (0.01%), and (0.02%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.35% and 0.34%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
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Health Care Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$89.64	$88.77	$92.17	$86.27	$85.75
Investment Operations
Net Investment Income[1]	.796	.750	.830	.883	1.097
Net Realized and Unrealized Gain (Loss) on Investments	4.738	5.052	3.780	12.316	9.844
Total from Investment Operations	5.534	5.802	4.610	13.199	10.941
Distributions
Dividends from Net Investment Income	(.782)	(.743)	(.870)	(.849)	(1.068)
Distributions from Realized Capital Gains	(5.582)	(4.189)	(7.140)	(6.450)	(9.353)
Total Distributions	(6.364)	(4.932)	(8.010)	(7.299)	(10.421)
Net Asset Value, End of Period	$88.81	$89.64	$88.77	$92.17	$86.27
Total Return[2]	6.48%	6.63%	4.53%	16.21%	13.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,997	$39,981	$39,934	$40,769	$38,126
Ratio of Total Expenses to Average Net Assets[3]	0.30%[4]	0.29%[4]	0.25%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	0.90%	0.86%	0.86%	0.99%	1.30%
Portfolio Turnover Rate	16%	19%	15%	18%	18%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, (0.04%), (0.01%), and (0.02%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.30% and 0.29%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
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Health Care Fund
Notes to Financial Statements
Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
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Health Care Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
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Health Care Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI All Country World Health Care Index for the preceding three years. For the year ended January 31, 2024, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a net increase of $8,470,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
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Health Care Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $1,469,000, representing less than 0.01% of the fund’s net assets and 0.59% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, these arrangements reduced the fund’s management and administrative expenses by $62,000 and custodian fees by $19,000. The total expense reduction represented an effective annual rate of less than 0.01% of the fund’s average net assets.
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	33,078,410	—	—	33,078,410
Common Stocks—Other	736,801	11,636,028	—	12,372,829
Temporary Cash Investments	14,873	634,600	—	649,473
Total	33,830,084	12,270,628	—	46,100,712
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,
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Health Care Fund
permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	101,786
Total Distributable Earnings (Loss)	(101,786)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	269,970
Undistributed Long-Term Gains	1,069,655
Net Unrealized Gains (Losses)	17,509,869
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	18,849,494
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	469,569	386,442
Long-Term Capital Gains	2,815,371	2,211,659
Total	3,284,940	2,598,101
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	28,593,760
Gross Unrealized Appreciation	20,288,735
Gross Unrealized Depreciation	(2,781,783)
Net Unrealized Appreciation (Depreciation)	17,506,952
G.	During the year ended January 31, 2024, the fund purchased $7,422,384,000 of investment securities and sold $11,108,994,000 of investment securities, other than temporary cash investments.
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Health Care Fund
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2024, such purchases were $10,050,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	533,020	2,583	421,032	2,016
Issued in Lieu of Cash Distributions	485,637	2,364	383,037	1,809
Redeemed	(1,163,985)	(5,561)	(861,061)	(4,158)
Net Increase (Decrease)—Investor Shares	(145,328)	(614)	(56,992)	(333)
Admiral Shares
Issued	829,622	9,373	917,744	10,465
Issued in Lieu of Cash Distributions	2,430,038	28,058	1,929,691	21,616
Redeemed	(3,897,566)	(44,323)	(3,136,979)	(35,909)
Net Increase (Decrease)—Admiral Shares	(637,906)	(6,892)	(289,544)	(3,828)
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Health Care Fund
I.	Certain of the fund’s investments were in companies that were considered to be affiliated companies of the fund because the fund owned more than 5% of the outstanding voting securities of the company or the issuer was another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Jan. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2024 Market Value ($000)
2seventy bio Inc.	27,835	—	8,156	(166,975)	147,296	—	—	—
agilon health Inc.	NA1	208,776	—	—	(339,486)	—	—	179,707
Agios Pharmaceuticals Inc.	151,775	—	115,644	(161,847)	125,716	—	—	—
Alkermes plc	NA1	104,209	3,365	(10,907)	10,428	—	—	232,681
Apellis Pharmaceuticals Inc.	NA1	280,269	23,539	6,741	168,054	—	—	601,469
Eisai Co. Ltd.	1,152,216	47,189	23,330	310	(275,870)	19,790	—	900,515
Immunocore Holdings plc ADR	NA1	98,058	—	—	39,451	—	—	209,467
Ironwood Pharmaceuticals Inc. Class A	125,592	—	113,327	(6,333)	(5,932)	—	—	—
Sage Therapeutics Inc.	NA1	95,967	—	—	(47,959)	—	—	110,372
Structure Therapeutics Inc. ADR	—	100,099	—	—	5,070	—	—	105,169
Syndax Pharmaceuticals Inc.	NA1	21,409	—	—	(23,083)	—	—	87,069
UCB SA	896,839	—	108,935	3,834	109,657	11,227	—	NA2
Vanguard Market Liquidity Fund	669	NA3	NA3	(1)	1	—	—	14,873
Total	2,354,926	955,976	396,296	(335,178)	(86,657)	31,017	—	2,441,322
1	Not applicable—at January 31, 2023, the issuer was not an affiliated company of the fund.
2	Not applicable—at January 31, 2024, the security was still held, but the issuer was no longer an affiliated company of the fund.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
K.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Health Care Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Health Care Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Tax information (unaudited)
For corporate shareholders, 43.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $469,569,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $273,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $2,893,573,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth

College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. Mclsaac

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2024 The Vanguard Group, Inc.
All rights reserved.
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Q520 032024

Annual Report  |  January 31, 2024
Vanguard Real Estate Index Funds
Vanguard Real Estate Index Fund
Vanguard Real Estate II Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, returns for Vanguard Real Estate Index Fund ranged from –3.91% for Investor Shares to –3.81% for ETF Shares (based on net asset value), –3.75% for Admiral Shares, and –3.73% for Institutional Shares. Vanguard Real Estate II Index Fund returned –3.68%. The funds’ benchmark index returned –3.62%.
•	With inflation continuing to ease, the Federal Reserve slowed and eventually stopped hiking interest rates. Economic growth, the labor market, and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. U.S. stocks rallied toward the end of 2023, however, as sentiment improved amid market expectations for rate cuts in 2024.
•	Many of the sectors recorded negative returns for the 12 months. Telecom tower REITs, office REITs, and multifamily residential REITs contributed most to the negative performance.
•	For the 10 years ended January 31, 2024, average annual returns for the Real Estate Index Fund ranged from 6.23% for Investor Shares to 6.36% for the Real Estate ETF, 6.38% for Admiral Shares, and 6.39% for Institutional Shares. The benchmark returned 6.48% for the period. The Real Estate II Index Fund launched in 2017 and doesn’t have a 10-year record.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Real Estate Index Fund, in addition to its own expenses, bears its proportionate share of the costs for the Subsidiary. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. For the Real Estate Index Fund, the costs were calculated using the expense ratio and the acquired fund fees and expenses.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
Six Months Ended January 31, 2024
	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,005.30	$1.31
ETF Shares	1,000.00	1,006.20	0.66
Admiral™ Shares	1,000.00	1,006.30	0.66
Institutional Shares	1,000.00	1,006.40	0.51
Real Estate II Index Fund	$1,000.00	$1,006.60	$0.40
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
ETF Shares	1,000.00	1,024.55	0.66
Admiral Shares	1,000.00	1,024.55	0.66
Institutional Shares	1,000.00	1,024.70	0.51
Real Estate II Index Fund	$1,000.00	$1,024.80	$0.41
The calculations for the Real Estate Index Fund are based on expenses incurred combined with acquired fund fees and expenses for the most recent six-month period. The fund’s combined, annualized six-month expense figures for that period are: 0.26% for Investor Shares, 0.13% for ETF Shares, 0.13% for Admiral Shares, and 0.10% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figure multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365). The calculations for the Real Estate II Index Fund are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Real Estate Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Investor Shares	-3.91%	3.76%	6.23%	$18,297
Real Estate Spliced Index	-3.62	4.02	6.48	18,744
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	30,709
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund ETF Shares Net Asset Value	-3.81%	3.88%	6.36%	$18,526
Real Estate Index Fund ETF Shares Market Price	-3.83	3.86	6.37	18,535
Real Estate Spliced Index	-3.62	4.02	6.48	18,744
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	30,709

See Financial Highlights for dividend and capital gains information.

Real Estate Index Fund
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Admiral Shares	-3.75%	3.91%	6.38%	$18,556
Real Estate Spliced Index	-3.62	4.02	6.48	18,744
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	30,709

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Real Estate Index Fund Institutional Shares	-3.73%	3.93%	6.39%	$9,292,836
Real Estate Spliced Index	-3.62	4.02	6.48	9,372,140
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	15,354,326
Cumulative Returns of ETF Shares: January 31, 2014, Through January 31, 2024
	One Year	Five Years	Ten Years
Real Estate Index Fund ETF Shares Market Price	-3.83%	20.83%	85.35%
Real Estate Index Fund ETF Shares Net Asset Value	-3.81	20.95	85.26
Real Estate Spliced Index	-3.62	21.80	87.44
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.

Real Estate Index Fund
Fund Allocation
As of January 31, 2024
Data Center REITs	9.0%
Diversified Real Estate Activities	0.2
Diversified REITs	2.1
Health Care REITs	7.7
Hotel & Resort REITs	2.9
Industrial REITs	12.7
Multi-Family Residential REITs	8.4
Office REITs	4.7
Other Specialized REITs	6.0
Real Estate Development	0.3
Real Estate Operating Companies	0.3
Real Estate Services	6.9
Retail REITs	12.9
Self-Storage REITs	6.7
Single-Family Residential REITs	4.5
Telecom Tower REITs	12.3
Timber REITs	2.4
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (93.0%)
Data Center REITs (7.8%)
	Equinix Inc.	3,811,615	3,162,764
	Digital Realty Trust Inc.	11,956,364	1,679,391
			4,842,155
Diversified REITs (1.8%)
	WP Carey Inc.	8,716,202	540,056
	Essential Properties Realty Trust Inc.	6,357,432	158,364
	Broadstone Net Lease Inc.	7,636,108	122,712
	Global Net Lease Inc.	7,964,708	67,302
	Empire State Realty Trust Inc. Class A	5,543,705	52,776
	Alexander & Baldwin Inc.	2,963,220	51,323
	American Assets Trust Inc.	1,977,034	44,345
	Armada Hoffler Properties Inc.	2,763,638	33,053
	Gladstone Commercial Corp.	1,626,224	20,848
	One Liberty Properties Inc.	702,181	14,212
[1]	NexPoint Diversified Real Estate Trust	1,313,538	9,063
			1,114,054
Health Care REITs (6.6%)
	Welltower Inc.	20,383,501	1,763,377
	Ventas Inc.	16,394,697	760,550
	Healthpeak Properties Inc.	22,281,028	412,199
	Omega Healthcare Investors Inc.	9,981,231	289,456
	Healthcare Realty Trust Inc. Class A	15,520,118	250,029
	Sabra Health Care REIT Inc.	9,423,531	125,710
	Physicians Realty Trust	9,717,091	118,937
		Shares	Market Value• ($000)
	National Health Investors Inc.	1,771,764	94,222
	CareTrust REIT Inc.	4,059,530	84,925
[1]	Medical Properties Trust Inc.	24,355,296	75,501
	LTC Properties Inc.	1,693,035	52,772
	Community Healthcare Trust Inc.	1,030,782	26,378
	Global Medical REIT Inc.	2,534,288	25,622
	Universal Health Realty Income Trust	536,266	21,349
	Diversified Healthcare Trust	6,832,781	19,610
			4,120,637
Hotel & Resort REITs (2.5%)
	Host Hotels & Resorts Inc.	28,985,560	557,102
	Ryman Hospitality Properties Inc.	2,309,753	253,842
	Apple Hospitality REIT Inc.	8,856,884	142,241
	Park Hotels & Resorts Inc.	8,781,555	132,426
	Sunstone Hotel Investors Inc.	8,018,986	85,563
	DiamondRock Hospitality Co.	8,530,293	77,967
	Pebblebrook Hotel Trust	4,900,568	74,587
	RLJ Lodging Trust	6,412,540	74,257
	Xenia Hotels & Resorts Inc.	4,356,483	58,072
	Service Properties Trust	6,733,788	52,052
	Summit Hotel Properties Inc.	4,374,069	28,344
	Chatham Lodging Trust	1,990,829	20,904
			1,557,357
Industrial REITs (11.0%)
	Prologis Inc.	37,634,936	4,767,970
	Rexford Industrial Realty Inc.	8,395,321	441,510
	EastGroup Properties Inc.	1,849,315	328,124
	Americold Realty Trust Inc.	11,006,959	302,691

Real Estate Index Fund
		Shares	Market Value• ($000)
	First Industrial Realty Trust Inc.	5,386,820	277,529
	STAG Industrial Inc.	7,318,318	270,339
	Terreno Realty Corp.	3,418,955	204,214
	LXP Industrial Trust	11,920,542	108,358
	Innovative Industrial Properties Inc.	1,141,276	106,401
	Plymouth Industrial REIT Inc.	1,618,020	35,823
	Industrial Logistics Properties Trust	2,272,947	9,046
			6,852,005
Multi-Family Residential REITs (7.3%)
	AvalonBay Communities Inc.	5,786,131	1,035,775
	Equity Residential	14,671,754	883,093
	Essex Property Trust Inc.	2,614,732	609,939
	Mid-America Apartment Communities Inc.	4,753,024	600,687
	UDR Inc.	12,750,704	459,280
	Camden Property Trust	4,348,838	408,095
	Apartment Income REIT Corp. Class A	6,078,430	198,704
	Independence Realty Trust Inc.	9,144,955	134,339
	Elme Communities	3,581,189	51,856
	Veris Residential Inc.	2,999,117	45,737
*	Apartment Investment & Management Co. Class A	5,412,129	40,212
	Centerspace	608,727	33,334
	NexPoint Residential Trust Inc.	939,314	28,696
			4,529,747
Office REITs (4.1%)
	Alexandria Real Estate Equities Inc.	6,695,575	809,495
	Boston Properties Inc.	6,067,484	403,488
	Vornado Realty Trust	6,592,498	179,250
	Kilroy Realty Corp.	4,530,466	162,009
	Cousins Properties Inc.	6,173,572	141,436
[1]	SL Green Realty Corp.	2,619,575	117,750
	COPT Defense Properties	4,583,714	107,992
	Highwoods Properties Inc.	4,295,778	98,674
	Douglas Emmett Inc.	6,782,012	91,896
	Equity Commonwealth	4,490,765	85,818
	JBG SMITH Properties	3,999,490	63,992
	Easterly Government Properties Inc. Class A	3,803,083	46,702
	Hudson Pacific Properties Inc.	5,157,336	42,239
	Piedmont Office Realty Trust Inc. Class A	5,023,497	34,160
		Shares	Market Value• ($000)
	Brandywine Realty Trust	6,991,372	33,139
	Paramount Group Inc.	6,632,146	31,503
[1]	Peakstone Realty Trust	1,463,673	21,194
	NET Lease Office Properties	590,278	14,627
	Orion Office REIT Inc.	2,174,470	11,177
	City Office REIT Inc.	1,626,011	8,537
	Franklin Street Properties Corp.	3,360,615	8,267
[1]	Office Properties Income Trust	1,976,303	7,253
*,2	New York REIT Liquidating LLC	1,208	8
			2,520,606
Other (13.1%)[3]
[4,5]	Vanguard Real Estate II Index Fund	404,732,304	8,159,403
Other Specialized REITs (5.2%)
	VICI Properties Inc. Class A	37,895,023	1,141,398
	Iron Mountain Inc.	11,888,410	802,705
	Gaming & Leisure Properties Inc.	10,703,507	488,615
	Lamar Advertising Co. Class A	3,564,881	373,172
	EPR Properties	3,070,449	135,929
	Four Corners Property Trust Inc.	3,694,425	86,487
	Outfront Media Inc.	6,038,151	78,617
	Uniti Group Inc.	9,706,535	51,056
	Safehold Inc.	1,876,448	37,266
[1]	Farmland Partners Inc.	1,891,103	21,218
	Gladstone Land Corp.	1,392,770	19,722
			3,236,185
Retail REITs (11.2%)
	Simon Property Group Inc.	13,328,208	1,847,423
	Realty Income Corp.	33,888,615	1,843,202
	Kimco Realty Corp.	27,361,288	552,698
	Regency Centers Corp.	6,771,211	424,352
	Federal Realty Investment Trust	2,988,406	304,011
	NNN REIT Inc.	7,434,203	299,896
	Brixmor Property Group Inc.	12,245,812	274,796
	Agree Realty Corp.	3,925,306	233,987
	Kite Realty Group Trust	8,933,217	191,171
	Phillips Edison & Co. Inc.	4,787,024	166,158
	Macerich Co.	8,757,350	138,279
	Tanger Inc.	4,285,150	115,270
	SITE Centers Corp.	7,666,423	102,117
	Urban Edge Properties	4,786,384	82,661
	Retail Opportunity Investments Corp.	5,126,739	69,672
	InvenTrust Properties Corp.	2,757,805	68,476

Real Estate Index Fund
		Shares	Market Value• ($000)
	Acadia Realty Trust	3,878,481	66,167
	Getty Realty Corp.	1,958,504	54,172
[1]	NETSTREIT Corp.	2,732,679	49,653
	Whitestone REIT	1,915,187	24,744
	Alexander's Inc.	93,992	20,658
	Saul Centers Inc.	538,971	20,621
	CBL & Associates Properties Inc.	460,357	10,763
*,2	Spirit MTA REIT	2,071,263	—
			6,960,947
Self-Storage REITs (5.8%)
	Public Storage	6,446,801	1,825,670
	Extra Space Storage Inc.	8,606,690	1,243,150
	CubeSmart	9,157,913	395,805
	National Storage Affiliates Trust	3,452,126	128,937
			3,593,562
Single-Family Residential REITs (3.9%)
	Invitation Homes Inc.	24,932,285	821,020
	Sun Communities Inc.	5,068,258	635,306
	Equity LifeStyle Properties Inc.	7,209,867	488,036
	American Homes 4 Rent Class A	13,249,307	464,388
	UMH Properties Inc.	2,523,616	38,132
			2,446,882
Telecom Tower REITs (10.6%)
	American Tower Corp.	18,989,374	3,715,271
	Crown Castle Inc.	17,666,470	1,912,396
	SBA Communications Corp. Class A	4,414,676	988,269
			6,615,936
Timber REITs (2.1%)
	Weyerhaeuser Co.	29,771,099	975,599
	Rayonier Inc.	5,736,847	173,826
	PotlatchDeltic Corp.	3,256,769	145,675
			1,295,100
Total Equity Real Estate Investment Trusts (REITs) (Cost $58,240,294)			57,844,576
Real Estate Management & Development (6.6%)
Diversified Real Estate Activities (0.2%)
	St. Joe Co.	1,424,920	78,656
	RMR Group Inc. Class A	637,545	16,633
			95,289
Real Estate Development (0.2%)
*	Howard Hughes Holdings Inc.	1,425,136	114,125
*	Forestar Group Inc.	812,865	25,410
			139,535
Real Estate Operating Companies (0.3%)
	DigitalBridge Group Inc.	6,611,711	129,854
		Shares	Market Value• ($000)
	Kennedy-Wilson Holdings Inc.	4,533,233	47,372
*,1	Seritage Growth Properties Class A	1,483,545	13,575
			190,801
Real Estate Services (5.9%)
*	CoStar Group Inc.	16,633,272	1,388,546
*	CBRE Group Inc. Class A	12,618,205	1,089,077
*	Zillow Group Inc. Class C	6,239,196	354,636
*	Jones Lang LaSalle Inc.	1,940,704	343,621
*	Zillow Group Inc. Class A	2,295,035	126,434
*	Opendoor Technologies Inc.	21,459,707	73,392
*	Cushman & Wakefield plc	6,455,509	67,912
	Newmark Group Inc. Class A	5,880,767	59,690
*	Compass Inc. Class A	14,207,385	48,873
[1]	eXp World Holdings Inc.	3,123,439	38,668
	Marcus & Millichap Inc.	1,014,417	38,639
*,1	Redfin Corp.	4,268,060	34,827
*	Anywhere Real Estate Inc.	4,039,244	28,760
*,1	Offerpad Solutions Inc.	381,467	3,555
*,1	Doma Holdings Inc.	215,562	895
			3,697,525
Total Real Estate Management & Development (Cost $4,818,906)			4,123,150

Real Estate Index Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[6,7] Vanguard Market Liquidity Fund, 5.410% (Cost $488,429)	4,885,464	488,498
Total Investments (100.4%) (Cost $63,547,629)		62,456,224
Other Assets and Liabilities—Net (-0.4%)		(247,269)
Net Assets (100%)		62,208,955
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $178,904,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5	Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund's Schedule of Investments.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Collateral of $206,131,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Digital Realty Trust Inc.	8/30/24	BANA	50,468	(5.476)	2,440	—
Redfin Corp.	1/31/25	GSI	2,856	(5.323)	—	—
VICI Properties Inc. Class A	8/30/24	BANA	108,392	(5.976)	—	(5,095)
Welltower Inc.	8/30/24	BANA	67,628	(5.476)	—	(3,043)
					2,440	(8,138)
1	Based on USD Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $55,435,308)	53,808,323
Affiliated Issuers (Cost $488,429)	488,498
Vanguard Real Estate II Index Fund (Cost $7,623,892)	8,159,403
Total Investments in Securities	62,456,224
Investment in Vanguard	1,772
Cash	3,260
Cash Collateral Pledged—Over-the-Counter Swap Contracts	3,509
Receivables for Investment Securities Sold	2,862
Receivables for Accrued Income	52,907
Receivables for Capital Shares Issued	329,885
Unrealized Appreciation—Over-the-Counter Swap Contracts	2,440
Total Assets	62,852,859
Liabilities
Payables for Investment Securities Purchased	407,268
Collateral for Securities on Loan	206,131
Payables for Capital Shares Redeemed	19,283
Payables to Vanguard	3,084
Unrealized Depreciation—Over-the-Counter Swap Contracts	8,138
Total Liabilities	643,904
Net Assets	62,208,955
1 Includes $178,904,000 of securities on loan.

Real Estate Index Fund
Statement of Assets and Liabilities (continued)
At January 31, 2024, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	67,382,731
Total Distributable Earnings (Loss)	(5,173,776)
Net Assets	62,208,955

Investor Shares—Net Assets
Applicable to 3,099,956 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	86,471
Net Asset Value Per Share—Investor Shares	$27.89

ETF Shares—Net Assets
Applicable to 385,505,685 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	32,358,555
Net Asset Value Per Share—ETF Shares	$83.94

Admiral Shares—Net Assets
Applicable to 167,104,066 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,878,937
Net Asset Value Per Share—Admiral Shares	$118.96

Institutional Shares—Net Assets
Applicable to 536,877,804 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,884,992
Net Asset Value Per Share—Institutional Shares	$18.41
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	1,703,683
Dividends—Vanguard Real Estate II Index Fund	246,388
Interest—Unaffiliated Issuers	1
Interest—Affiliated Issuers	15,865
Securities Lending—Net	2,187
Total Income	1,968,124
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,304
Management and Administrative—Investor Shares	228
Management and Administrative—ETF Shares	33,288
Management and Administrative—Admiral Shares	21,025
Management and Administrative—Institutional Shares	8,377
Marketing and Distribution—Investor Shares	6
Marketing and Distribution—ETF Shares	1,489
Marketing and Distribution—Admiral Shares	937
Marketing and Distribution—Institutional Shares	343
Custodian Fees	83
Auditing Fees	40
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—ETF Shares	1,287
Shareholders’ Reports—Admiral Shares	355
Shareholders’ Reports—Institutional Shares	158
Trustees’ Fees and Expenses	42
Other Expenses	42
Total Expenses	69,005
Net Investment Income	1,899,119
Realized Net Gain (Loss)
Capital Gain Distributions Received—Unaffiliated Issuers	262,809
Capital Gain Distributions Received—Affiliated Issuers	1
Capital Gain Distributions Received—Vanguard Real Estate II Index Fund	—
Investment Securities Sold—Unaffiliated Issuers[1]	(33,190)
Investment Securities Sold—Affiliated Issuers	105
Investment Securities Sold—Vanguard Real Estate II Index Fund	—
Futures Contracts	99
Swap Contracts	47,246
Realized Net Gain (Loss)	277,070

Real Estate Index Fund
Statement of Operations (continued)
Year Ended January 31, 2024
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(4,566,799)
Investment Securities—Affiliated Issuers	(9)
Investment Securities—Vanguard Real Estate II Index Fund	(558,172)
Swap Contracts	(36,695)
Change in Unrealized Appreciation (Depreciation)	(5,161,675)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,985,486)
1	Includes $1,592,774,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,899,119	1,757,360
Realized Net Gain (Loss)	277,070	2,948,495
Change in Unrealized Appreciation (Depreciation)	(5,161,675)	(14,507,077)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,985,486)	(9,801,222)
Distributions
Net Investment Income and/or Realized Capital Gains
Investor Shares	(2,871)	(3,184)
ETF Shares	(1,004,365)	(893,338)
Admiral Shares	(620,267)	(518,210)
Institutional Shares	(301,203)	(253,055)
Return of Capital
Investor Shares	(994)	(1,590)
ETF Shares	(347,576)	(446,081)
Admiral Shares	(214,652)	(258,764)
Institutional Shares	(104,235)	(126,361)
Total Distributions	(2,596,163)	(2,500,583)
Capital Share Transactions
Investor Shares	(30,815)	(41,427)
ETF Shares	(1,415,940)	(3,046,898)
Admiral Shares	(516,200)	34,532
Institutional Shares	80,493	306,763
Net Increase (Decrease) from Capital Share Transactions	(1,882,462)	(2,747,030)
Total Increase (Decrease)	(7,464,111)	(15,048,835)
Net Assets
Beginning of Period	69,673,066	84,721,901
End of Period	62,208,955	69,673,066
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$30.26	$35.37	$28.23	$31.21	$27.69
Investment Operations
Net Investment Income[1]	.787	.684	.602	.586	.719
Net Realized and Unrealized Gain (Loss) on Investments	(2.036)	(4.766)	7.475	(2.498)	3.801
Total from Investment Operations	(1.249)	(4.082)	8.077	(1.912)	4.520
Distributions
Dividends from Net Investment Income	(.833)	(.686)	(.620)	(.624)	(.752)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.288)	(.342)	(.317)	(.444)	(.248)
Total Distributions	(1.121)	(1.028)	(.937)	(1.068)	(1.000)
Net Asset Value, End of Period	$27.89	$30.26	$35.37	$28.23	$31.21
Total Return[2]	-3.91%	-11.39%	28.73%	-5.88%	16.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$86	$127	$196	$188	$243
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%[3]	0.26%	0.26%	0.26%
Acquired Fund Fees and Expenses[4]	0.01%	—	—	—	—
Ratio of Net Investment Income to Average Net Assets	2.87%	2.18%	1.77%	2.18%	2.48%
Portfolio Turnover Rate[5]	9%	7%	7%	8%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.25%.
4	For the fiscal year ended January 31, 2023, and for each prior period, the acquired fund fees and expenses were less than 0.01%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$91.06	$106.44	$84.96	$93.93	$83.36
Investment Operations
Net Investment Income[1]	2.527	2.240	1.960	1.889	2.335
Net Realized and Unrealized Gain (Loss) on Investments	(6.154)	(14.394)	22.486	(7.525)	11.379
Total from Investment Operations	(3.627)	(12.154)	24.446	(5.636)	13.714
Distributions
Dividends from Net Investment Income	(2.595)	(2.152)	(1.943)	(1.947)	(2.364)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.898)	(1.074)	(1.023)	(1.387)	(.780)
Total Distributions	(3.493)	(3.226)	(2.966)	(3.334)	(3.144)
Net Asset Value, End of Period	$83.94	$91.06	$106.44	$84.96	$93.93
Total Return	-3.81%	-11.25%	28.88%	-5.80%	16.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,359	$36,825	$46,673	$32,064	$37,682
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%[2]	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses[3]	0.01%	—	—	—	—
Ratio of Net Investment Income to Average Net Assets	3.07%	2.38%	1.90%	2.33%	2.60%
Portfolio Turnover Rate[4]	9%	7%	7%	8%	6%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
3	For the fiscal year ended January 31, 2023, and for each prior period, the acquired fund fees and expenses were less than 0.01%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$129.05	$150.85	$120.40	$133.12	$118.14
Investment Operations
Net Investment Income[1]	3.613	3.201	2.761	2.677	3.315
Net Realized and Unrealized Gain (Loss) on Investments	(8.752)	(20.428)	31.890	(10.672)	16.121
Total from Investment Operations	(5.139)	(17.227)	34.651	(7.995)	19.436
Distributions
Dividends from Net Investment Income	(3.678)	(3.050)	(2.770)	(2.759)	(3.350)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(1.273)	(1.523)	(1.431)	(1.966)	(1.106)
Total Distributions	(4.951)	(4.573)	(4.201)	(4.725)	(4.456)
Net Asset Value, End of Period	$118.96	$129.05	$150.85	$120.40	$133.12
Total Return[2]	-3.75%	-11.26%	28.91%	-5.74%	16.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,879	$22,110	$25,764	$19,702	$23,274
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%[3]	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses[4]	0.01%	—	—	—	—
Ratio of Net Investment Income to Average Net Assets	3.10%	2.41%	1.90%	2.33%	2.60%
Portfolio Turnover Rate[5]	9%	7%	7%	8%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
4	For the fiscal year ended January 31, 2023, and for each prior period, the acquired fund fees and expenses were less than 0.01%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$19.97	$23.35	$18.64	$20.60	$18.28
Investment Operations
Net Investment Income[1]	.565	.500	.432	.421	.518
Net Realized and Unrealized Gain (Loss) on Investments	(1.355)	(3.168)	4.933	(1.646)	2.496
Total from Investment Operations	(.790)	(2.668)	5.365	(1.225)	3.014
Distributions
Dividends from Net Investment Income	(.572)	(.475)	(.432)	(.429)	(.522)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.198)	(.237)	(.223)	(.306)	(.172)
Total Distributions	(.770)	(.712)	(.655)	(.735)	(.694)
Net Asset Value, End of Period	$18.41	$19.97	$23.35	$18.64	$20.60
Total Return	-3.73%	-11.27%	28.91%	-5.68%	16.77%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,885	$10,610	$12,089	$9,478	$10,027
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[2]	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses[3]	0.01%	—	—	—	—
Ratio of Net Investment Income to Average Net Assets	3.13%	2.43%	1.92%	2.37%	2.63%
Portfolio Turnover Rate[4]	9%	7%	7%	8%	6%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	For the fiscal year ended January 31, 2023, and for each prior period, the acquired fund fees and expenses were less than 0.01%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Notes to Financial Statements
Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund (“the Subsidiary”) is the wholly owned subsidiary in which the fund has invested a portion of its assets. Expenses of the Subsidiary are reflected in the Acquired Fund Fees and Expenses in the Financial Highlights. For additional financial information about the Subsidiary, refer to the accompanying financial statements.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in affiliated Vanguard funds are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in

Real Estate Index Fund
the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2024.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2024, the fund’s average amounts of investments in total return swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Real Estate Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.

Real Estate Index Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $1,772,000, representing less than 0.01% of the fund’s net assets and 0.71% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Real Estate Index Fund
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	61,967,718	—	8	61,967,726
Temporary Cash Investments	488,498	—	—	488,498
Total	62,456,216	—	8	62,456,224

Derivative Financial Instruments
Assets
Swap Contracts	—	2,440	—	2,440
Liabilities
Swap Contracts	—	8,138	—	8,138
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,596,236
Total Distributable Earnings (Loss)	(1,596,236)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the deferral of income from real estate investment trusts; and the recognition of unrealized

Real Estate Index Fund
gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(1,361,819)
Capital Loss Carryforwards	(3,972,566)
Qualified Late-Year Losses	—
Other Temporary Differences	160,609
Total	(5,173,776)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	1,928,706	1,667,787
Long-Term Capital Gains	—	—
Return of Capital	667,457	832,796
Total	2,596,163	2,500,583
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	63,818,043
Gross Unrealized Appreciation	7,425,022
Gross Unrealized Depreciation	(8,786,841)
Net Unrealized Appreciation (Depreciation)	(1,361,819)
E.  During the year ended January 31, 2024, the fund purchased $10,445,905,000 of investment securities and sold $12,255,897,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,810,130,000 and $6,625,874,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2024, such purchases were $0 and sales were $39,253,000, resulting in net realized loss of $9,789,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Real Estate Index Fund
F.  Capital share transactions for each class of shares were:
	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	7,901	286	12,156	378
Issued in Lieu of Cash Distributions	3,865	145	4,774	163
Redeemed	(42,581)	(1,536)	(58,357)	(1,875)
Net Increase (Decrease)—Investor Shares	(30,815)	(1,105)	(41,427)	(1,334)
ETF Shares
Issued	5,219,768	62,577	6,166,911	65,225
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6,635,708)	(81,500)	(9,213,809)	(99,300)
Net Increase (Decrease)—ETF Shares	(1,415,940)	(18,923)	(3,046,898)	(34,075)
Admiral Shares
Issued	2,321,785	19,988	2,666,411	20,054
Issued in Lieu of Cash Distributions	735,078	6,445	682,639	5,494
Redeemed	(3,573,063)	(30,661)	(3,314,518)	(25,007)
Net Increase (Decrease)—Admiral Shares	(516,200)	(4,228)	34,532	541
Institutional Shares
Issued	1,713,612	95,042	2,009,244	97,409
Issued in Lieu of Cash Distributions	384,847	21,798	357,630	18,606
Redeemed	(2,017,966)	(111,179)	(2,060,111)	(102,593)
Net Increase (Decrease)—Institutional Shares	80,493	5,661	306,763	13,422
G.  Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Jan. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2024 Market Value ($000)
Vanguard Market Liquidity Fund	399,890	NA2	NA2	105	(9)	15,865	1	488,498
Vanguard Real Estate II Index Fund	8,471,187	332,462	—	—	(558,172)	246,388	—	8,159,403
Total	8,871,077	332,462	—	105	(558,181)	262,253	1	8,647,901
1	Does not include adjustments related to return of capital.
2	Not applicable—purchases and sales are for temporary cash investment purposes.

Real Estate Index Fund
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.  Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.

Real Estate II Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 26, 2017, Through January 31, 2024
Initial Investment of $100,000,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Since Inception (9/26/2017)	Final Value of a $100,000,000 Investment
Real Estate II Index Fund	-3.68%	3.96%	4.14%	$129,343,260
Real Estate Spliced Index	-3.62	4.02	4.20	129,880,850
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	12.17	207,351,750
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Real Estate II Index Fund
Fund Allocation
As of January 31, 2024
Data Center REITs	9.1%
Diversified Real Estate Activities	0.2
Diversified REITs	2.1
Health Care REITs	7.8
Hotel & Resort REITs	2.8
Industrial REITs	12.7
Multi-Family Residential REITs	8.4
Office REITs	4.7
Other Specialized REITs	6.2
Real Estate Development	0.2
Real Estate Operating Companies	0.3
Real Estate Services	6.9
Retail REITs	12.7
Self-Storage REITs	6.7
Single-Family Residential REITs	4.5
Telecom Tower REITs	12.3
Timber REITs	2.4
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate II Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (92.1%)
Data Center REITs (9.1%)
	Equinix Inc.	594,309	493,140
	Digital Realty Trust Inc.	1,922,801	270,076
			763,216
Diversified REITs (2.1%)
	WP Carey Inc.	1,358,638	84,181
	Essential Properties Realty Trust Inc.	990,790	24,680
	Broadstone Net Lease Inc.	1,189,585	19,117
	Global Net Lease Inc.	1,242,289	10,497
	Empire State Realty Trust Inc. Class A	864,313	8,228
	Alexander & Baldwin Inc.	461,700	7,997
	American Assets Trust Inc.	308,464	6,919
	Armada Hoffler Properties Inc.	431,661	5,163
	Gladstone Commercial Corp.	253,246	3,247
	One Liberty Properties Inc.	108,677	2,200
[1]	NexPoint Diversified Real Estate Trust	204,132	1,408
			173,637
Health Care REITs (7.7%)
	Welltower Inc.	3,294,935	285,045
	Ventas Inc.	2,556,225	118,583
	Healthpeak Properties Inc.	3,476,743	64,320
	Omega Healthcare Investors Inc.	1,555,050	45,096
	Healthcare Realty Trust Inc. Class A	2,418,877	38,968
	Sabra Health Care REIT Inc.	1,468,745	19,593
	Physicians Realty Trust	1,514,162	18,533
	National Health Investors Inc.	275,622	14,658
	CareTrust REIT Inc.	632,005	13,222
[1]	Medical Properties Trust Inc.	3,800,035	11,780
	LTC Properties Inc.	263,283	8,206
	Shares	Market Value• ($000)
Community Healthcare Trust Inc.	160,396	4,105
Global Medical REIT Inc.	394,653	3,990
Universal Health Realty Income Trust	83,126	3,309
Diversified Healthcare Trust	1,067,117	3,063
		652,471
Hotel & Resort REITs (2.8%)
Host Hotels & Resorts Inc.	4,519,151	86,858
Ryman Hospitality Properties Inc.	360,206	39,587
Apple Hospitality REIT Inc.	1,380,435	22,170
Park Hotels & Resorts Inc.	969,947	14,627
Sunstone Hotel Investors Inc.	1,250,828	13,346
DiamondRock Hospitality Co.	1,330,993	12,165
Pebblebrook Hotel Trust	765,411	11,650
RLJ Lodging Trust	1,000,343	11,584
Xenia Hotels & Resorts Inc.	680,077	9,065
Service Properties Trust	1,051,769	8,130
Summit Hotel Properties Inc.	684,283	4,434
Chatham Lodging Trust	309,965	3,255
		236,871
Industrial REITs (12.7%)
Prologis Inc.	5,868,325	743,458
Rexford Industrial Realty Inc.	1,309,034	68,842
EastGroup Properties Inc.	288,309	51,155
Americold Realty Trust Inc.	1,716,260	47,197
First Industrial Realty Trust Inc.	839,886	43,271
STAG Industrial Inc.	1,140,961	42,147
Terreno Realty Corp.	532,874	31,829
LXP Industrial Trust	1,857,442	16,884
Innovative Industrial Properties Inc.	178,185	16,612

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Plymouth Industrial REIT Inc.	252,863	5,598
	Industrial Logistics Properties Trust	356,192	1,418
			1,068,411
Multi-Family Residential REITs (8.4%)
	AvalonBay Communities Inc.	902,223	161,507
	Equity Residential	2,287,677	137,695
	Essex Property Trust Inc.	407,610	95,083
	Mid-America Apartment Communities Inc.	740,993	93,647
	UDR Inc.	1,987,824	71,601
	Camden Property Trust	678,061	63,629
	Apartment Income REIT Corp. Class A	947,655	30,979
	Independence Realty Trust Inc.	1,427,196	20,966
	Elme Communities	558,517	8,087
	Veris Residential Inc.	468,438	7,144
*	Apartment Investment & Management Co. Class A	844,769	6,277
	Centerspace	94,967	5,200
	NexPoint Residential Trust Inc.	146,857	4,487
			706,302
Office REITs (4.7%)
	Alexandria Real Estate Equities Inc.	1,044,306	126,256
	Boston Properties Inc.	947,054	62,979
	Vornado Realty Trust	1,028,545	27,966
	Kilroy Realty Corp.	706,979	25,281
	Cousins Properties Inc.	964,039	22,086
[1]	SL Green Realty Corp.	408,873	18,379
	COPT Defense Properties	714,590	16,836
	Highwoods Properties Inc.	671,021	15,413
	Douglas Emmett Inc.	1,058,911	14,348
	Equity Commonwealth	696,431	13,309
	JBG SMITH Properties	624,163	9,987
	Easterly Government Properties Inc. Class A	593,094	7,283
	Hudson Pacific Properties Inc.	805,447	6,597
	Piedmont Office Realty Trust Inc. Class A	785,430	5,341
	Brandywine Realty Trust	1,092,599	5,179
	Paramount Group Inc.	1,034,880	4,916
[1]	Peakstone Realty Trust	228,849	3,314
	NET Lease Office Properties	91,309	2,263
	Orion Office REIT Inc.	340,988	1,753
	City Office REIT Inc.	254,132	1,334
		Shares	Market Value• ($000)
	Franklin Street Properties Corp.	522,527	1,285
	Office Properties Income Trust	307,574	1,129
			393,234
Other Specialized REITs (6.2%)
	VICI Properties Inc. Class A	6,438,025	193,913
	Iron Mountain Inc.	1,854,093	125,188
	Gaming & Leisure Properties Inc.	1,667,918	76,140
	Lamar Advertising Co. Class A	555,924	58,194
	EPR Properties	478,333	21,176
	Four Corners Property Trust Inc.	574,969	13,460
	Outfront Media Inc.	942,960	12,277
	Uniti Group Inc.	1,515,737	7,973
	Safehold Inc.	293,216	5,823
[1]	Farmland Partners Inc.	293,811	3,297
	Gladstone Land Corp.	215,507	3,052
			520,493
Retail REITs (12.7%)
	Simon Property Group Inc.	2,078,411	288,089
	Realty Income Corp.	4,982,369	270,991
	Kimco Realty Corp.	4,268,536	86,224
	Regency Centers Corp.	1,055,363	66,140
	Federal Realty Investment Trust	465,941	47,400
	NNN REIT Inc.	1,158,405	46,730
	Brixmor Property Group Inc.	1,908,888	42,835
	Agree Realty Corp.	611,353	36,443
	Kite Realty Group Trust	1,393,341	29,818
	Phillips Edison & Co. Inc.	745,515	25,877
	Macerich Co.	1,366,917	21,584
	Tanger Inc.	667,932	17,967
	SITE Centers Corp.	1,195,719	15,927
	Urban Edge Properties	747,710	12,913
	Retail Opportunity Investments Corp.	800,153	10,874
	InvenTrust Properties Corp.	429,123	10,655
	Acadia Realty Trust	605,355	10,327
	Getty Realty Corp.	305,149	8,440
	NETSTREIT Corp.	425,554	7,732
	Whitestone REIT	299,339	3,868
	Alexander's Inc.	14,612	3,212
	Saul Centers Inc.	83,545	3,196
[1]	CBL & Associates Properties Inc.	71,303	1,667
*,2	Spirit MTA REIT	257,871	—
			1,068,909
Self-Storage REITs (6.6%)
	Public Storage	1,005,175	284,655
	Extra Space Storage Inc.	1,342,057	193,847

Real Estate II Index Fund
		Shares	Market Value• ($000)
	CubeSmart	1,427,647	61,703
	National Storage Affiliates Trust	538,490	20,113
			560,318
Single-Family Residential REITs (4.5%)
	Invitation Homes Inc.	3,887,859	128,027
	Sun Communities Inc.	790,210	99,053
	Equity LifeStyle Properties Inc.	1,123,824	76,072
	American Homes 4 Rent Class A	2,065,414	72,393
	UMH Properties Inc.	394,791	5,965
			381,510
Telecom Tower REITs (12.2%)
	American Tower Corp.	2,960,968	579,313
	Crown Castle Inc.	2,754,766	298,203
	SBA Communications Corp. Class A	688,482	154,124
			1,031,640
Timber REITs (2.4%)
	Weyerhaeuser Co.	4,641,939	152,116
	Rayonier Inc.	894,808	27,113
	PotlatchDeltic Corp.	507,555	22,703
			201,932
Total Equity Real Estate Investment Trusts (REITs) (Cost $7,075,007)			7,758,944
Real Estate Management & Development (7.6%)
Diversified Real Estate Activities (0.2%)
	St. Joe Co.	222,290	12,270
	RMR Group Inc. Class A	99,368	2,593
			14,863
Real Estate Development (0.3%)
*	Howard Hughes Holdings Inc.	222,748	17,838
*	Forestar Group Inc.	126,457	3,953
			21,791
Real Estate Operating Companies (0.3%)
	DigitalBridge Group Inc.	1,032,239	20,273
	Kennedy-Wilson Holdings Inc.	708,197	7,401
*	Seritage Growth Properties Class A	231,116	2,115
			29,789
Real Estate Services (6.8%)
*	CoStar Group Inc.	2,593,881	216,537
		Shares	Market Value• ($000)
*	CBRE Group Inc. Class A	1,968,514	169,902
*	Zillow Group Inc. Class C	971,603	55,226
*	Jones Lang LaSalle Inc.	302,799	53,614
*	Zillow Group Inc. Class A	359,535	19,807
*	Opendoor Technologies Inc.	3,349,456	11,455
*	Cushman & Wakefield plc	1,009,647	10,621
	Newmark Group Inc. Class A	919,264	9,331
*	Compass Inc. Class A	2,222,372	7,645
[1]	eXp World Holdings Inc.	488,366	6,046
	Marcus & Millichap Inc.	158,687	6,044
*	Redfin Corp.	723,745	5,906
*	Anywhere Real Estate Inc.	631,362	4,495
*,1	Offerpad Solutions Inc.	59,854	558
*	Doma Holdings Inc.	33,504	139
			577,326
Total Real Estate Management & Development (Cost $703,015)			643,769
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[3,4]	Vanguard Market Liquidity Fund, 5.410% (Cost $43,204)	432,117	43,208
Total Investments (100.2%) (Cost $7,821,226)			8,445,921
Other Assets and Liabilities—Net (-0.2%)			(20,057)
Net Assets (100%)			8,425,864
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,243,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $17,105,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Real Estate II Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Park Hotels & Resorts Inc.	1/31/25	GSI	6,032	(5.323)	—	—
Realty Income Corp.	8/30/24	BANA	17,226	(5.426)	—	(830)
					—	(830)
1	Based on USD Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,778,022)	8,402,713
Affiliated Issuers (Cost $43,204)	43,208
Total Investments in Securities	8,445,921
Investment in Vanguard	281
Cash Collateral Pledged—Over-the-Counter Swap Contracts	970
Receivables for Accrued Income	8,161
Receivables for Capital Shares Issued	377
Total Assets	8,455,710
Liabilities
Due to Custodian	156
Payables for Investment Securities Purchased	11,447
Collateral for Securities on Loan	17,105
Payables for Capital Shares Redeemed	7
Payables to Vanguard	301
Unrealized Depreciation—Over-the-Counter Swap Contracts	830
Total Liabilities	29,846
Net Assets	8,425,864
1 Includes $14,243,000 of securities on loan.
At January 31, 2024, net assets consisted of:

Paid-in Capital	7,891,750
Total Distributable Earnings (Loss)	534,114
Net Assets	8,425,864

Net Assets
Applicable to 418,019,455 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,425,864
Net Asset Value Per Share	$20.16
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Dividends	258,812
Interest[1]	451
Securities Lending—Net	300
Total Income	259,563
Expenses
The Vanguard Group—Note B
Investment Advisory Services	160
Management and Administrative	5,874
Marketing and Distribution	132
Custodian Fees	207
Auditing Fees	40
Shareholders’ Reports	17
Trustees’ Fees and Expenses	6
Other Expenses	20
Total Expenses	6,456
Net Investment Income	253,107
Realized Net Gain (Loss)
Capital Gain Distributions Received	38,730
Investment Securities Sold[1]	(115,624)
Futures Contracts	14
Swap Contracts	1,826
Realized Net Gain (Loss)	(75,054)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(496,060)
Swap Contracts	(830)
Change in Unrealized Appreciation (Depreciation)	(496,890)
Net Increase (Decrease) in Net Assets Resulting from Operations	(318,837)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $451,000, ($1,000), less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	253,107	211,725
Realized Net Gain (Loss)	(75,054)	70,280
Change in Unrealized Appreciation (Depreciation)	(496,890)	(1,336,365)
Net Increase (Decrease) in Net Assets Resulting from Operations	(318,837)	(1,054,360)
Distributions
Net Investment Income and/or Realized Capital Gains	(254,199)	(291,773)
Return of Capital	(88,901)	(48,996)
Total Distributions	(343,100)	(340,769)
Capital Share Transactions
Issued	70,851	203,267
Issued in Lieu of Cash Distributions	343,100	340,769
Redeemed	(15,985)	(1,113)
Net Increase (Decrease) from Capital Share Transactions	397,966	542,923
Total Increase (Decrease)	(263,971)	(852,206)
Net Assets
Beginning of Period	8,689,835	9,542,041
End of Period	8,425,864	8,689,835
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$21.86	$25.69	$20.50	$22.64	$20.10
Investment Operations
Net Investment Income[1]	.620	.558	.484	.471	.571
Net Realized and Unrealized Gain (Loss) on Investments	(1.476)	(3.493)	5.427	(1.808)	2.752
Total from Investment Operations	(.856)	(2.935)	5.911	(1.337)	3.323
Distributions
Dividends from Net Investment Income	(.625)	(.528)	(.477)	(.465)	(.590)
Distributions from Realized Capital Gains	—	(.238)	(.034)	—	—
Return of Capital	(.219)	(.129)	(.210)	(.338)	(.193)
Total Distributions	(.844)	(.895)	(.721)	(.803)	(.783)
Net Asset Value, End of Period	$20.16	$21.86	$25.69	$20.50	$22.64
Total Return	-3.68%	-11.23%	28.96%	-5.70%	16.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,426	$8,690	$9,542	$7,400	$7,848
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[2]	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	3.14%	2.47%	1.95%	2.41%	2.63%
Portfolio Turnover Rate	6%	5%[3]	6%	4%	3%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Notes to Financial Statements
Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2024, the Real Estate Index Fund was the record and beneficial owner of 96.8% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2024.

Real Estate II Index Fund
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Real Estate II Index Fund
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the

Real Estate II Index Fund
conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $281,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Real Estate II Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,402,713	—	—	8,402,713
Temporary Cash Investments	43,208	—	—	43,208
Total	8,445,921	—	—	8,445,921

Derivative Financial Instruments
Liabilities
Swap Contracts	—	830	—	830
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the deferral of income from real estate investment trusts; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	567,667
Capital Loss Carryforwards	(59,114)
Qualified Late-Year Losses	—
Other Temporary Differences	25,561
Total	534,114

Real Estate II Index Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	254,199	198,902
Long-Term Capital Gains	—	92,871
Return of Capital	88,901	48,996
Total	343,100	340,769
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,878,254
Gross Unrealized Appreciation	1,664,309
Gross Unrealized Depreciation	(1,096,642)
Net Unrealized Appreciation (Depreciation)	567,667
E.  During the year ended January 31, 2024, the fund purchased $833,639,000 of investment securities and sold $465,083,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2024, such purchases were $31,702,000 and sales were $1,323,000, resulting in net realized loss of $801,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital shares issued and redeemed were:
	Year Ended January 31,
	2024 Shares (000)	2023 Shares (000)
Issued	3,562	9,838
Issued in Lieu of Cash Distributions	17,762	16,244
Redeemed	(786)	(52)
Net Increase (Decrease) in Shares Outstanding	20,538	26,030

Real Estate II Index Fund
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.  Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the "Funds") as of January 31, 2024, the related statements of operations for the year ended January 31, 2024, the statements of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2024 and each of the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Real Estate Index Fund	46,269
Real Estate II Index Fund	6,113
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Real Estate Index Fund	6,237
Real Estate II Index Fund	179
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified business income for individual shareholders for the fiscal year.
Fund	($000)
Real Estate Index Fund	1,835,112
Real Estate II Index Fund	243,350

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).

Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1230 032024

Annual Report   |   January 31, 2024
Vanguard Dividend Growth Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Trustees Approve Advisory Arrangement	24
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the fiscal year ended January 31, 2024, Vanguard Dividend Growth Fund returned 9.11%, underperforming its benchmark’s 12.72% return.
•	With inflation continuing to ease, the Federal Reserve slowed and eventually stopped hiking interest rates. Economic growth, the labor market, and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. U.S. stocks rallied toward the end of 2023, however, as sentiment improved amid market expectations for rate cuts in 2024.
•	The greatest detractors from relative performance were an underweight allocation to information technology and stock selection in industrials. Contributors to relative performance included selection in materials and health care.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%
1

Advisor’s Report
For the 12 months ended January 31, 2024, Vanguard Dividend Growth Fund returned 9.11%, underperforming the 12.72% return of the fund’s benchmark, the S&P U.S. Dividend Growers Index.
Donald J. Kilbride, a co-portfolio manager of the fund, stepped down from that position as of January 1, 2024, but remains part of the Dividend Growth team at Wellington. Peter C. Fisher is now the fund’s sole portfolio manager.
The investment environment
U.S. equities rose in 2023 amid easing inflation, optimism about the prospect of lower interest rates, strong performance in select mega-capitalization technology companies, and steady GDP growth.
U.S. equities advanced in the first quarter. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and prevent broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The Federal Reserve slowed its pace of policy tightening, raising interest rates by 25 basis points each in February and March, to a range of 4.75%–5.00%. (A basis point is one-hundredth of a percentage point.)
U.S. equities rose in the second quarter as well, largely driven by a potent rally in a small group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance about generative artificial intelligence.
In the third quarter U.S. equities fell, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the possibility that the U.S. economy could achieve a “soft landing.” Economic data released in the third quarter indicated healthy momentum after second-quarter GDP grew at a surprisingly strong 2.1% annualized rate.
U.S. equities in the fourth quarter registered their largest quarterly return in three years as gains broadened beyond the “Magnificent Seven” stocks that dominated the market’s performance for most of the year. A rapid decline in inflation prompted the Fed to pivot from its “higher for longer” policy stance in December, sending Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipate 75 basis points of interest rate cuts in 2024.
This past fiscal year, the portfolio generated positive returns on an absolute basis, within the long-term range that we expect from the portfolio; not coincidentally, dividend growth was also within the long-term range of what we expect from our companies. A solid market is, to echo Dickens’ A Tale of Two Cities, “the best of times” for investors. On the other hand, the portfolio’s absolute return was woefully behind that of the

2

broad market and the other indexes that represent our opportunity set. Hence, it feels like “the worst of times” for us. Given our style, we expect to underperform in a market narrowly dominated by themes such as AI (and, lately, GLP-1 medications that are being used for weight loss). But the magnitude of the gap this past year was painful for us, as it must be for all our shareholders.
It is the nature of our approach to be less volatile than the market—which feels great on the downside but seems less appealing when markets are rushing higher, as they did in 2023. In many ways, 2023 was a mirror image of 2022. Both results are to be expected given our approach to investing, but the magnitude in both directions was indeed a surprise. In hindsight, we could have been more aggressive in buying on weakness in late 2022 and selling on strength—that could have helped the absolute return a bit. There are always lessons to be learned. But the impact of a handful of highfliers would have been impossible to counteract completely.
The most important thing for investors to know is that we will continue to do what we have always done—sustainable dividend growth remains our north star. That will not change with the new year, or with the change of a manager. The stock prices of many of our favored companies have been left in the dust this year, but experience tells us that this only makes them more attractive. We will do what we always do—trim those stocks that have been favored by the market recently and add to our ownership in those businesses whose stocks are down but where we see the potential for sustainable dividend growth. This approach leads us to own high-quality, stable compounders that should fare well in the sort of environment we just described. The portfolio remains high quality and we are optimistic that it will be resilient in a weak economic environment, as it has been in the past.
The fund’s successes and shortfalls
In 2023, our underweight allocation to information technology, an out-of-benchmark position in real estate, and an overweight allocation to consumer discretionary were the largest detractors from relative performance during the fiscal year. Stock selection in industrials, information technology, and financials also detracted from results. The top absolute detractors were NIKE (consumer discretionary), United Parcel Service (industrials), and Pfizer (health care).
Shares of NIKE, a U.S.-based manufacturer of athletic apparel, fell as the company struggled to recover following COVID-19 disruptions. China, which is an important vector for NIKE’s growth, has seen a very tepid recovery from its lockdowns. In addition, NIKE stocked up on extra inventory during the pandemic to ensure that it had adequate product for customers and is now struggling to dispose of this excess inventory.
Shares of United Parcel Service, a U.S.-based provider of transportation, distribution, and contract logistics
3

services, ended the period lower. The company experienced weaker e-commerce and consumer demand, as well as headwinds from labor negotiations. The competitive environment for UPS also has become more difficult because Amazon has built its own freight network and has become an increasingly aggressive competitor. UPS lowered its revenue outlook for 2024.
Shares of Pfizer, a multinational pharmaceutical and biotechnology company, also fell. The company continued to face headwinds from declining COVID-19 vaccine and treatment demand. Doubts about the potential success of the company’s mergers and acquisitions also weighed on the stock, as did the announcement of a reorganization. Management issued muted 2024 guidance that was below expectations.
Stock selection in materials, health care, and consumer discretionary was the largest contributor to relative results. Our underweight allocations to utilities and financials, along with a lack of exposure to energy, also contributed to relative performance. Our largest absolute contributors included Microsoft (information technology), Stryker (health care), and Accenture (information technology).
Shares of Microsoft rose because of the company’s exposure to AI; the rollout of Copilot, its AI product for Office; and the performance of Azure, the company’s cloud unit. Microsoft also finalized its $69 billion purchase of video game maker Activision Blizzard.
Stryker is a U.S.-based medical device and equipment maker that focuses on orthopedic, surgical, and spinal applications. Shares rose on increased procedure volume driven by pent-up demand because of COVID-19. Stryker earlier in the year also raised its guidance for 2023.
Shares of Accenture, an Irish American IT consulting company, gained. The company experienced strength in AI-related bookings as well as sales gains in overseas markets. Accenture’s core strength has been its ability to anticipate its customers’ future needs. It recognized the opportunity in AI early and has built very robust capabilities, which are helping to drive outsized growth in that nascent area.
The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to achieve this by carefully building Vanguard Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. At the end of the period, the fund had significant absolute weights in industrials, health care, and financials but less exposure (below 5%) to real estate. We did not hold any stocks in utilities, communication services, or energy.
Working on behalf of the fund’s shareholders, we are continually trying to
4

balance the virtue of rigid adherence to a focused approach to investment with the need to adjust and protect when necessary. We have high confidence in our investment approach and conviction that patience and careful stock-picking will deliver in the long term.
Peter C. Fisher,
Senior Managing Director and
Equity Portfolio Manager
Donald J. Kilbride,
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
February 12, 2024
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2024
Dividend Growth Fund	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,050.40	$1.55
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.69	1.53
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Dividend Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Dividend Growth Fund	9.11%	12.43%	11.41%	$29,459
Dividend Growth Spliced Index	12.72	12.83	11.49	29,676
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	30,709
Dividend Growth Spliced Index: NASDAQ US Dividend Achievers Select Index through September 19, 2021; S&P U.S. Dividend Growers Index thereafter.
See Financial Highlights for dividend and capital gains information.
8

Dividend Growth Fund
Fund Allocation
As of January 31, 2024
Consumer Discretionary	10.4%
Consumer Staples	15.0
Financials	15.2
Health Care	19.5
Industrials	20.7
Information Technology	11.1
Materials	5.1
Real Estate	3.0
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Dividend Growth Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (97.9%)
Consumer Discretionary (10.2%)
TJX Cos. Inc.	16,123,969	1,530,326
McDonald's Corp.	5,033,562	1,473,425
NIKE Inc. Class B	13,158,468	1,335,979
Home Depot Inc.	2,825,176	997,174
		5,336,904
Consumer Staples (14.7%)
Colgate-Palmolive Co.	18,408,272	1,549,976
Procter & Gamble Co.	9,083,019	1,427,306
PepsiCo Inc.	7,931,392	1,336,677
Diageo plc	34,319,164	1,239,535
Coca-Cola Co.	18,500,272	1,100,581
Costco Wholesale Corp.	1,554,413	1,080,131
		7,734,206
Financials (14.8%)
Visa Inc. Class A	6,171,255	1,686,357
Mastercard Inc. Class A	3,343,716	1,502,098
American Express Co.	7,273,428	1,460,068
Marsh & McLennan Cos. Inc.	7,363,827	1,427,404
Chubb Ltd.	4,789,956	1,173,539
PNC Financial Services Group Inc.	3,584,883	542,070
		7,791,536
Health Care (19.1%)
Stryker Corp.	5,654,485	1,896,967
UnitedHealth Group Inc.	3,565,141	1,824,425
Danaher Corp.	7,157,310	1,717,110
Abbott Laboratories	11,781,042	1,333,025
Johnson & Johnson	7,748,978	1,231,313
Medtronic plc	11,363,435	994,755
Merck & Co. Inc.	6,419,358	775,330
Pfizer Inc.	9,899,206	268,070
		10,040,995
		Shares	Market Value• ($000)
Industrials (20.3%)
	Honeywell International Inc.	7,791,967	1,576,003
	Northrop Grumman Corp.	3,190,509	1,425,392
	Canadian National Railway Co.	10,383,675	1,288,102
	General Dynamics Corp.	4,783,796	1,267,658
	Union Pacific Corp.	5,125,943	1,250,371
	Automatic Data Processing Inc.	4,118,020	1,012,127
	United Parcel Service Inc. Class B (XNYS)	5,936,643	842,410
	RTX Corp.	8,631,250	786,480
	Lockheed Martin Corp.	1,633,975	701,645
	Deere & Co.	1,270,243	499,942
			10,650,130
Information Technology (10.9%)
	Microsoft Corp.	5,840,908	2,322,228
	Accenture plc Class A	4,469,365	1,626,313
	Texas Instruments Inc.	7,385,149	1,182,510
	Intuit Inc.	919,011	580,199
			5,711,250
Materials (5.0%)
	Linde plc	3,718,043	1,505,175
	Ecolab Inc.	5,666,282	1,123,171
			2,628,346
Real Estate (2.9%)
	American Tower Corp.	4,305,487	842,369
	Public Storage	2,499,326	707,784
			1,550,153
Total Common Stocks (Cost $25,970,477)			51,443,520
Temporary Cash Investments (2.2%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 5.410%	262	26
10

Dividend Growth Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreements (2.2%)
Credit Agricole Securities Inc. 5.300%, 2/1/24 (Dated 1/31/24, Repurchase Value $234,635,000, collateralized by U.S. Treasury Note/Bond 4.125%, 11/15/32, with a value of $239,292,000)	234,600	234,600
JP Morgan Securities LLC 5.310%, 2/1/24 (Dated 1/31/24, Repurchase Value $49,007,000, collateralized by U.S. Treasury Bill 0.000%, 4/25/24, with a value of $49,980,000)	49,000	49,000
Natixis SA 5.300%, 2/1/24 (Dated 1/31/24, Repurchase Value $374,655,000, collateralized by U.S. Treasury Note/Bond 0.500%–4.375%, 3/31/25–5/31/27, with a value of $382,092,000)	374,600	374,600
NatWest Markets plc 5.300%, 2/1/24 (Dated 1/31/24, Repurchase Value $278,941,000, collateralized by U.S. Treasury Note/Bond 0.250%–4.375%, 9/30/24–5/15/32, with a value of $284,478,000)	278,900	278,900
	Face Amount ($000)	Market Value• ($000)
Societe Generale 5.290%, 2/1/24 (Dated 1/31/24, Repurchase Value $209,331,000, collateralized by U.S. Treasury Note/Bond 1.250%–4.000%, 6/30/28–1/31/31, with a value of $213,486,000)	209,300	209,300
		1,146,400
Total Temporary Cash Investments (Cost $1,146,426)		1,146,426
Total Investments (100.1%) (Cost $27,116,903)		52,589,946
Other Assets and Liabilities—Net (-0.1%)		(37,191)
Net Assets (100%)		52,552,755
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Dividend Growth Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $27,116,877)	52,589,920
Affiliated Issuers (Cost $26)	26
Total Investments in Securities	52,589,946
Investment in Vanguard	1,660
Cash	99
Receivables for Investment Securities Sold	151,844
Receivables for Accrued Income	77,370
Receivables for Capital Shares Issued	10,074
Total Assets	52,830,993
Liabilities
Due to Broker	138
Payables for Investment Securities Purchased	215,173
Payables to Investment Advisor	20,461
Payables for Capital Shares Redeemed	39,250
Payables to Vanguard	3,216
Total Liabilities	278,238
Net Assets	52,552,755
At January 31, 2024, net assets consisted of:

Paid-in Capital	26,510,653
Total Distributable Earnings (Loss)	26,042,102
Net Assets	52,552,755

Net Assets
Applicable to 1,391,927,835 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	52,552,755
Net Asset Value Per Share	$37.76

See accompanying Notes, which are an integral part of the Financial Statements.
12

Dividend Growth Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Dividends[1]	1,005,492
Interest[2]	46,612
Securities Lending—Net	1
Total Income	1,052,105
Expenses
Investment Advisory Fees—Note B
Basic Fee	67,512
Performance Adjustment	11,480
The Vanguard Group—Note C
Management and Administrative	68,894
Marketing and Distribution	2,681
Custodian Fees	262
Auditing Fees	31
Shareholders’ Reports	514
Trustees’ Fees and Expenses	35
Other Expenses	17
Total Expenses	151,426
Expenses Paid Indirectly	(20)
Net Expenses	151,406
Net Investment Income	900,699
Realized Net Gain (Loss)
Investment Securities Sold[2]	850,747
Foreign Currencies	163
Realized Net Gain (Loss)	850,910
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	2,728,477
Foreign Currencies	(138)
Change in Unrealized Appreciation (Depreciation)	2,728,339
Net Increase (Decrease) in Net Assets Resulting from Operations	4,479,948
1	Dividends are net of foreign withholding taxes of $3,254,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were each $0. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Dividend Growth Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	900,699	881,404
Realized Net Gain (Loss)	850,910	950,732
Change in Unrealized Appreciation (Depreciation)	2,728,339	(2,275,243)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,479,948	(443,107)
Distributions
Total Distributions	(1,212,175)	(3,115,838)
Capital Share Transactions
Issued	3,541,840	6,800,227
Issued in Lieu of Cash Distributions	1,065,628	2,759,975
Redeemed	(8,774,593)	(6,734,733)
Net Increase (Decrease) from Capital Share Transactions	(4,167,125)	2,825,469
Total Increase (Decrease)	(899,352)	(733,476)
Net Assets
Beginning of Period	53,452,107	54,185,583
End of Period	52,552,755	53,452,107

See accompanying Notes, which are an integral part of the Financial Statements.
14

Dividend Growth Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$35.42	$37.85	$31.82	$30.63	$26.03
Investment Operations
Net Investment Income[1]	.620	.596	.576	.557	.536
Net Realized and Unrealized Gain (Loss) on Investments	2.573	(.893)	7.593	1.572	5.499
Total from Investment Operations	3.193	(.297)	8.169	2.129	6.035
Distributions
Dividends from Net Investment Income	(.629)	(.590)	(.574)	(.539)	(.525)
Distributions from Realized Capital Gains	(.224)	(1.543)	(1.565)	(.400)	(.910)
Total Distributions	(.853)	(2.133)	(2.139)	(.939)	(1.435)
Net Asset Value, End of Period	$37.76	$35.42	$37.85	$31.82	$30.63
Total Return[2]	9.11%	-0.76%	25.66%	7.03%	23.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$52,553	$53,452	$54,186	$45,099	$43,024
Ratio of Total Expenses to Average Net Assets[3]	0.29%[4]	0.30%[4]	0.27%	0.26%	0.27%
Ratio of Net Investment Income to Average Net Assets	1.74%	1.68%	1.56%	1.85%	1.82%
Portfolio Turnover Rate	9%	11%	15%	15%	17%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, (0.00%), (0.01%), and 0.00%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.29% and 0.30%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Dividend Growth Fund
Notes to Financial Statements
Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
16

Dividend Growth Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
17

Dividend Growth Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for periods prior to September 20, 2021, and to the current benchmark S&P U.S. Dividend Growers Index, beginning September 20, 2021, for the preceding three years. The benchmark change will be fully phased in by October 2024. For the year ended January 31, 2024, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a net increase of $11,480,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $1,660,000, representing less than 0.01% of the fund’s net assets and 0.66% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, these arrangements reduced the fund’s management and administrative expenses by $15,000 and custodian fees by $5,000. The total expense reduction represented an effective annual rate of less than 0.01% of the fund’s average net assets.
18

Dividend Growth Fund
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	50,203,985	1,239,535	—	51,443,520
Temporary Cash Investments	26	1,146,400	—	1,146,426
Total	50,204,011	2,385,935	—	52,589,946
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	32,501
Total Distributable Earnings (Loss)	(32,501)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.
19

Dividend Growth Fund
The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	67,609
Undistributed Long-Term Gains	518,208
Net Unrealized Gains (Losses)	25,456,285
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	26,042,102
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	898,941	988,587
Long-Term Capital Gains	313,234	2,127,251
Total	1,212,175	3,115,838
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	27,133,523
Gross Unrealized Appreciation	25,784,000
Gross Unrealized Depreciation	(327,577)
Net Unrealized Appreciation (Depreciation)	25,456,423
G.	During the year ended January 31, 2024, the fund purchased $4,605,694,000 of investment securities and sold $8,633,344,000 of investment securities, other than temporary cash investments.
20

Dividend Growth Fund
H.	Capital shares issued and redeemed were:

	Year Ended January 31,
	2024 Shares (000)	2023 Shares (000)

Issued	99,872	191,019
Issued in Lieu of Cash Distributions	29,209	76,943
Redeemed	(246,375)	(190,197)
Net Increase (Decrease) in Shares Outstanding	(117,294)	77,765
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
J.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Dividend Growth Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Tax information (unaudited)
For corporate shareholders, 93.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $898,941,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund distributed $345,734,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
23

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Dividend Growth Fund renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisors.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the continuation of the advisory arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the portfolio manager of the fund has nearly three decades of industry experience. Wellington Management seeks to invest in companies with a history of paying a stable or growing dividend and the ability to continue increasing their dividend over the long term. Utilizing fundamental research, Wellington Management focuses on a company’s ability to create value and the ability and willingness to distribute that value to shareholders in a sustainable manner. Valuation is also an important input to the investment process, as the advisor seeks to purchase these businesses when short-term dislocations have made the share price attractive. Wellington Management has advised the fund since its inception in 1992.
The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
24

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
25

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth

College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q570 032024

Annual Report   |   January 31, 2024
Vanguard Dividend Appreciation Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, Vanguard Dividend Appreciation Index Fund returned 12.66% for ETF Shares (based on net asset value) and 12.64% for Admiral Shares. Those results were in line with the 12.72% return of the fund's benchmark index after taking into account the cost of running the fund.
•	With inflation continuing to ease, the Federal Reserve slowed and eventually stopped hiking interest rates. Economic growth, the labor market, and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. U.S. stocks rallied toward the end of 2023, however, as sentiment improved amid market expectations for rate cuts in 2024.
•	From a sector perspective, the largest contributor to the fund’s performance was information technology. Other contributors included financials, industrials, and consumer staples. Utilities, consumer discretionary, and energy detracted.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended January 31, 2024
	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return
Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,048.70	$0.31
Admiral™ Shares	1,000.00	1,048.60	0.41
Based on Hypothetical 5% Yearly Return
Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,024.90	$0.31
Admiral Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.06% for ETF Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Dividend Appreciation Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2014, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Dividend Appreciation Index Fund ETF Shares Net Asset Value	12.66%	12.74%	11.41%	$29,472
Dividend Appreciation Index Fund ETF Shares Market Price	12.65	12.72	11.41	29,468
Spliced S&P U.S. Dividend Growers Index	12.72	12.83	11.49	29,676
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	30,709
Spliced S&P U.S. Dividend Growers Index: NASDAQ US Dividend Achievers Select Index through September 19, 2021; S&P U.S. Dividend Growers Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Dividend Appreciation Index Fund Admiral Shares	12.64%	12.73%	11.40%	$29,444
Spliced S&P U.S. Dividend Growers Index	12.72	12.83	11.49	29,676
Dow Jones U.S. Total Stock Market Float Adjusted Index	19.14	13.41	11.87	30,709
See Financial Highlights for dividend and capital gains information.
4

Dividend Appreciation Index Fund
Cumulative Returns of ETF Shares: January 31, 2014, Through January 31, 2024
	One Year	Five Years	Ten Years
Dividend Appreciation Index Fund ETF Shares Market Price	12.65%	81.97%	194.68%
Dividend Appreciation Index Fund ETF Shares Net Asset Value	12.66	82.14	194.72
Spliced S&P U.S. Dividend Growers Index	12.72	82.84	196.76
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Dividend Appreciation Index Fund
Fund Allocation
As of January 31, 2024
Communication Services	1.3%
Consumer Discretionary	6.8
Consumer Staples	11.8
Energy	2.8
Financials	19.1
Health Care	14.8
Industrials	13.0
Information Technology	23.6
Materials	4.3
Utilities	2.5
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Dividend Appreciation Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.6%)
Communication Services (1.3%)
Comcast Corp. Class A	23,611,512	1,098,880
John Wiley & Sons Inc. Class A	244,068	8,259
		1,107,139
Consumer Discretionary (6.8%)
Home Depot Inc.	5,758,909	2,032,664
McDonald's Corp.	4,158,438	1,217,258
Lowe's Cos. Inc.	3,396,640	722,941
NIKE Inc. Class B	7,095,490	720,405
Starbucks Corp.	6,542,957	608,691
Tractor Supply Co.	619,567	139,155
Genuine Parts Co.	804,355	112,795
Pool Corp.	221,615	82,275
Williams-Sonoma Inc.	368,550	71,274
Service Corp. International	848,359	56,942
Churchill Downs Inc.	390,134	47,194
Lithia Motors Inc.	157,798	46,527
Thor Industries Inc.	306,154	34,602
Brunswick Corp.	394,510	31,829
Polaris Inc.	305,006	27,438
Worthington Industries Inc.	176,041	10,041
Dillard's Inc. Class A	20,151	7,804
Monro Inc.	179,518	5,719
Shoe Carnival Inc.	110,047	2,806
Haverty Furniture Cos. Inc.	76,123	2,581
Aaron's Co. Inc.	180,584	1,858
		5,982,799
Consumer Staples (11.8%)
Procter & Gamble Co.	13,572,315	2,132,754
Costco Wholesale Corp.	2,531,927	1,759,385
Walmart Inc.	8,231,411	1,360,241
PepsiCo Inc.	7,885,268	1,328,904
Coca-Cola Co.	22,307,830	1,327,093
Colgate-Palmolive Co.	4,718,984	397,338
Target Corp.	2,645,149	367,887
Sysco Corp.	2,883,982	233,401
Archer-Daniels-Midland Co.	3,069,974	170,629
Hershey Co.	859,440	166,336
Kenvue Inc.	7,987,817	165,827
Church & Dwight Co. Inc.	1,412,379	141,026
Kroger Co.	2,793,206	128,879
	Shares	Market Value• ($000)
Clorox Co.	709,978	103,124
McCormick & Co. Inc.	1,440,109	98,158
Tyson Foods Inc. Class A	1,657,919	90,788
J M Smucker Co.	607,013	79,853
Casey's General Stores Inc.	213,259	57,870
Brown-Forman Corp. Class B	1,047,320	57,498
Hormel Foods Corp.	1,656,640	50,312
Ingredion Inc.	373,379	40,164
Flowers Foods Inc.	1,100,276	25,086
Lancaster Colony Corp.	116,675	21,443
WD-40 Co.	77,529	20,078
J & J Snack Foods Corp.	88,141	14,035
Andersons Inc.	180,007	9,488
SpartanNash Co.	202,453	4,541
Tootsie Roll Industries Inc.	98,968	3,225
		10,355,363
Energy (2.7%)
Exxon Mobil Corp.	22,967,142	2,361,252
Texas Pacific Land Corp.	35,575	51,987
		2,413,239
Financials (19.1%)
JPMorgan Chase & Co.	16,575,006	2,890,018
Visa Inc. Class A	8,749,833	2,390,979
Mastercard Inc. Class A	4,776,512	2,145,752
S&P Global Inc.	1,878,849	842,382
Goldman Sachs Group Inc.	1,869,619	717,952
BlackRock Inc.	804,386	622,844
Chubb Ltd.	2,339,360	573,143
Marsh & McLennan Cos. Inc.	2,832,973	549,144
CME Group Inc.	2,064,417	424,940
Moody's Corp.	902,019	353,628
PNC Financial Services Group Inc.	2,296,432	347,243
Aon plc Class A (XNYS)	1,156,387	345,101
Arthur J Gallagher & Co.	1,230,292	285,625
Travelers Cos. Inc.	1,327,581	280,598
Aflac Inc.	3,080,453	259,805
MetLife Inc.	3,563,466	247,019
Bank of New York Mellon Corp.	4,407,652	244,448
Allstate Corp.	1,512,515	234,818
Ameriprise Financial Inc.	586,055	226,704
Discover Financial Services	1,466,569	154,752
7

Dividend Appreciation Index Fund
		Shares	Market Value• ($000)
	Hartford Financial Services Group Inc.	1,740,800	151,380
	State Street Corp.	1,859,451	137,358
	Fifth Third Bancorp	3,921,685	134,279
	Raymond James Financial Inc.	1,075,007	118,444
	Nasdaq Inc.	1,951,004	112,710
	Cboe Global Markets Inc.	605,615	111,342
	Brown & Brown Inc.	1,354,432	105,050
	FactSet Research Systems Inc.	216,788	103,174
	Cincinnati Financial Corp.	899,860	99,705
	Principal Financial Group Inc.	1,256,429	99,384
	W R Berkley Corp.	1,172,401	95,996
	Jack Henry & Associates Inc.	417,042	69,158
	RenaissanceRe Holdings Ltd.	300,373	68,734
	Reinsurance Group of America Inc.	378,375	65,796
	Globe Life Inc.	491,037	60,309
	Unum Group	1,052,863	50,895
	Assurant Inc.	301,625	50,658
	Erie Indemnity Co. Class A	142,817	49,390
	MarketAxess Holdings Inc.	217,184	48,977
	Primerica Inc.	200,776	47,014
	American Financial Group Inc.	374,829	45,129
	Morningstar Inc.	148,998	41,615
	Cullen/Frost Bankers Inc.	366,565	38,900
	SEI Investments Co.	578,693	36,597
	SouthState Corp.	434,393	36,098
	Commerce Bancshares Inc.	682,839	35,590
	Zions Bancorp NA	848,184	35,539
	Evercore Inc. Class A	199,564	34,271
	Prosperity Bancshares Inc.	535,935	34,252
	RLI Corp.	229,222	31,259
	Bank OZK	607,102	27,386
	Hanover Insurance Group Inc.	204,505	26,997
	Axis Capital Holdings Ltd.	444,794	26,474
	Home BancShares Inc.	1,081,994	25,362
	Assured Guaranty Ltd.	312,085	25,319
	Glacier Bancorp Inc.	633,926	24,508
	First Financial Bankshares Inc.	740,127	23,114
	UMB Financial Corp.	249,448	20,579
*	American Equity Investment Life Holding Co.	358,678	19,803
	CNO Financial Group Inc.	649,809	17,662
	International Bancshares Corp.	303,722	16,055
	Atlantic Union Bankshares Corp.	427,858	14,616
	Independent Bank Corp. (XNGS)	250,617	14,057
	Community Bank System Inc.	306,642	14,035
	Shares	Market Value• ($000)
Simmons First National Corp. Class A	719,030	13,669
BOK Financial Corp.	158,456	13,285
First Merchants Corp.	343,493	11,614
Towne Bank	384,638	10,812
Cohen & Steers Inc.	146,054	10,285
Federal Agricultural Mortgage Corp. Class C	53,153	9,902
Lakeland Financial Corp.	144,804	9,696
NBT Bancorp Inc.	269,391	9,582
City Holding Co.	85,322	8,721
Horace Mann Educators Corp.	234,109	8,622
Stock Yards Bancorp Inc.	155,937	7,753
BancFirst Corp.	83,861	7,423
Westamerica BanCorp	152,126	7,259
TriCo Bancshares	191,264	6,952
German American Bancorp Inc.	169,300	5,609
Southside Bancshares Inc.	166,977	5,226
1st Source Corp.	95,213	4,977
Lakeland Bancorp Inc.	366,851	4,875
Heritage Financial Corp.	202,392	4,078
Tompkins Financial Corp.	73,870	3,648
Cass Information Systems Inc.	68,876	2,973
First Financial Corp.	60,815	2,397
Southern Missouri Bancorp Inc.	43,905	1,915
Hingham Institution for Savings	10,259	1,896
Bank of Marin Bancorp	80,190	1,570
		16,756,604
Health Care (14.7%)
UnitedHealth Group Inc.	5,302,420	2,713,460
Johnson & Johnson	13,800,295	2,192,867
Merck & Co. Inc.	14,527,008	1,754,572
Abbott Laboratories	9,947,396	1,125,548
Medtronic plc	7,622,376	667,263
Elevance Health Inc.	1,347,240	664,782
Stryker Corp.	1,936,457	649,643
Bristol-Myers Squibb Co.	11,666,982	570,165
Zoetis Inc.	2,632,566	494,422
Becton Dickinson & Co.	1,671,244	399,110
McKesson Corp.	789,558	394,692
Humana Inc.	714,747	270,217
Cencora Inc.	956,368	222,528
ResMed Inc.	840,622	159,886
West Pharmaceutical Services Inc.	424,024	158,174
Cardinal Health Inc.	1,437,141	156,922
STERIS plc	569,309	124,650
Quest Diagnostics Inc.	661,489	84,955
Chemed Corp.	86,352	51,189
Ensign Group Inc.	322,797	36,547
Perrigo Co. plc	774,913	24,859
LeMaitre Vascular Inc.	114,855	6,666
Embecta Corp.	331,381	5,680
Atrion Corp.	7,676	2,610
		12,931,407
Industrials (12.9%)
Caterpillar Inc.	2,924,604	878,288
Union Pacific Corp.	3,511,908	856,660

8

Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
Honeywell International Inc.	3,805,171	769,634
United Parcel Service Inc. Class B (XNYS)	4,147,587	588,543
Automatic Data Processing Inc.	2,361,392	580,383
Eaton Corp. plc	2,288,706	563,205
Lockheed Martin Corp.	1,299,912	558,195
Illinois Tool Works Inc.	1,580,005	412,223
CSX Corp.	11,325,804	404,331
Waste Management Inc.	2,112,468	392,137
Northrop Grumman Corp.	816,903	364,960
General Dynamics Corp.	1,298,541	344,100
Emerson Electric Co.	3,381,608	310,195
Cintas Corp.	495,873	299,790
WW Grainger Inc.	253,336	226,898
L3Harris Technologies Inc.	1,086,364	226,420
Paychex Inc.	1,842,165	224,247
Fastenal Co.	3,286,535	224,240
Republic Services Inc.	1,172,131	200,575
Cummins Inc.	810,765	194,016
Rockwell Automation Inc.	659,028	166,919
Xylem Inc.	1,381,470	155,333
Broadridge Financial Solutions Inc.	674,196	137,671
Dover Corp.	805,509	120,649
Expeditors International of Washington Inc.	833,448	105,290
Booz Allen Hamilton Holding Corp.	747,101	105,169
Hubbell Inc.	307,741	103,269
JB Hunt Transport Services Inc.	466,524	93,762
IDEX Corp.	433,708	91,729
Snap-on Inc.	303,198	87,906
Carlisle Cos. Inc.	279,065	87,699
Graco Inc.	967,458	82,524
Stanley Black & Decker Inc.	881,626	82,256
Lennox International Inc.	182,857	78,292
Nordson Corp.	310,881	78,255
Lincoln Electric Holdings Inc.	327,526	72,783
Pentair plc	949,864	69,502
Allegion plc	502,556	62,262
HEICO Corp. Class A	436,102	61,695
Huntington Ingalls Industries Inc.	228,620	59,194
ITT Inc.	470,355	56,810
CH Robinson Worldwide Inc.	670,036	56,343
Toro Co.	592,230	54,769
A O Smith Corp.	702,343	54,509
Regal Rexnord Corp.	379,561	50,656
Robert Half Inc.	611,766	48,660
Donaldson Co. Inc.	698,350	45,106
Comfort Systems USA Inc.	204,814	44,541
HEICO Corp.	227,237	40,810
UFP Industries Inc.	354,714	40,242
Applied Industrial Technologies Inc.	221,383	39,065
MSA Safety Inc.	211,527	34,908
	Shares	Market Value• ($000)
Watts Water Technologies Inc. Class A	156,895	31,067
Ryder System Inc.	253,078	28,742
GATX Corp.	202,717	24,863
Insperity Inc.	203,848	23,379
Franklin Electric Co. Inc.	227,494	21,444
ManpowerGroup Inc.	280,027	20,761
Hillenbrand Inc.	400,906	18,670
McGrath RentCorp.	139,949	17,585
Brady Corp. Class A	258,242	15,554
ABM Industries Inc.	375,934	15,334
Griffon Corp.	233,667	13,613
Trinity Industries Inc.	468,583	11,780
Standex International Corp.	68,064	10,050
Tennant Co.	106,152	10,034
Lindsay Corp.	63,778	8,298
Apogee Enterprises Inc.	127,456	6,731
Matthews International Corp. Class A	177,105	5,827
Gorman-Rupp Co.	141,130	4,712
Douglas Dynamics Inc.	130,864	3,291
		11,379,353
Information Technology (23.5%)
Microsoft Corp.	12,243,601	4,867,811
Apple Inc.	20,004,595	3,688,847
Broadcom Inc.	2,438,917	2,877,922
Accenture plc Class A	3,600,127	1,310,014
Cisco Systems Inc.	23,210,794	1,164,718
Intuit Inc.	1,611,963	1,017,681
Oracle Corp.	9,107,408	1,017,297
QUALCOMM Inc.	6,414,455	952,611
Texas Instruments Inc.	5,214,028	834,870
Analog Devices Inc.	2,899,857	557,816
KLA Corp.	797,800	473,925
Amphenol Corp. Class A	3,431,658	346,941
Roper Technologies Inc.	612,171	328,736
Motorola Solutions Inc.	951,124	303,884
Microchip Technology Inc.	3,113,218	265,184
TE Connectivity Ltd.	1,790,273	254,559
HP Inc.	5,104,497	146,550
Corning Inc.	4,400,909	142,986
Amdocs Ltd.	688,847	63,153
Littelfuse Inc.	142,622	34,500
Power Integrations Inc.	326,650	24,486
Badger Meter Inc.	167,965	24,185
		20,698,676
Materials (4.3%)
Linde plc	2,790,756	1,129,782
Sherwin-Williams Co.	1,349,682	410,816
Air Products and Chemicals Inc.	1,271,604	325,162
Ecolab Inc.	1,454,577	288,326
Nucor Corp.	1,428,614	267,051
PPG Industries Inc.	1,351,669	190,639
International Flavors & Fragrances Inc.	1,463,147	118,047
Steel Dynamics Inc.	871,689	105,204
Reliance Steel & Aluminum Co.	329,468	94,037
Avery Dennison Corp.	461,434	92,033
Packaging Corp. of America	513,360	85,156
Celanese Corp.	574,377	84,026
RPM International Inc.	739,044	78,826

9

Dividend Appreciation Index Fund
		Shares	Market Value• ($000)
	Albemarle Corp.	671,976	77,103
	Eastman Chemical Co.	685,497	57,273
	AptarGroup Inc.	377,701	49,056
	Royal Gold Inc.	375,922	43,002
	Sonoco Products Co.	560,695	31,904
	Ashland Inc.	292,633	27,396
	Balchem Corp.	184,948	25,922
	Westlake Corp.	182,716	25,279
	HB Fuller Co.	305,899	23,178
	Cabot Corp.	316,512	22,820
	Silgan Holdings Inc.	465,726	21,395
	Avient Corp.	520,740	18,856
	Sensient Technologies Corp.	243,643	15,113
	Quaker Chemical Corp.	79,461	15,093
	Materion Corp.	118,753	13,891
	Scotts Miracle-Gro Co.	235,463	13,247
	Stepan Co.	121,359	10,834
	Hawkins Inc.	109,499	7,289
*	Worthington Steel Inc.	176,014	5,272
			3,773,028
Utilities (2.5%)
	NextEra Energy Inc.	11,761,982	689,605
	Sempra	3,611,530	258,441
	Xcel Energy Inc.	3,162,659	189,348
	WEC Energy Group Inc.	1,808,143	146,026
	American Water Works Co. Inc.	1,116,971	138,527
	DTE Energy Co.	1,181,896	124,595
	Eversource Energy	2,002,270	108,563
	CMS Energy Corp.	1,665,016	95,172
	Atmos Energy Corp.	831,829	94,779
	Alliant Energy Corp.	1,463,787	71,228
	AES Corp.	3,834,429	63,958
	Essential Utilities Inc.	1,444,724	51,808
	IDACORP Inc.	290,074	26,855
	National Fuel Gas Co.	524,045	24,714
	New Jersey Resources Corp.	556,410	22,718
		Shares	Market Value• ($000)
	ONE Gas Inc.	317,006	19,455
	American States Water Co.	211,053	15,745
	California Water Service Group	333,470	15,096
	MGE Energy Inc.	206,670	13,328
	Chesapeake Utilities Corp.	123,912	12,550
	SJW Group	164,889	9,817
	Middlesex Water Co.	101,083	5,658
	York Water Co.	80,736	2,897
	Artesian Resources Corp. Class A	56,165	2,050
			2,202,933
Total Common Stocks (Cost $62,043,059)			87,600,541
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[1]	Vanguard Market Liquidity Fund, 5.410% (Cost $270,081)	2,701,389	270,112
Total Investments (99.9%) (Cost $62,313,140)			87,870,653
Other Assets and Liabilities—Net (0.1%)			83,061
Net Assets (100%)			87,953,714
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2024	717	174,607	2,795

10

Dividend Appreciation Index Fund
Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Kroger Co.	1/31/25	GSI	46,140	(5.320)	—	—
Visa Inc. Class A	8/30/24	BANA	121,601	(5.226)	—	(505)
					—	(505)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At January 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $7,306,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Dividend Appreciation Index Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $62,043,059)	87,600,541
Affiliated Issuers (Cost $270,081)	270,112
Total Investments in Securities	87,870,653
Investment in Vanguard	2,786
Cash	39
Cash Collateral Pledged—Futures Contracts	8,470
Cash Collateral Pledged—Over-the-Counter Swap Contracts	40
Receivables for Investment Securities Sold	5,745
Receivables for Accrued Income	70,929
Receivables for Capital Shares Issued	8,800
Total Assets	87,967,462
Liabilities
Payables for Investment Securities Purchased	1,392
Payables for Capital Shares Redeemed	6,530
Payables to Vanguard	2,435
Variation Margin Payable—Futures Contracts	2,886
Unrealized Depreciation—Over-the-Counter Swap Contracts	505
Total Liabilities	13,748
Net Assets	87,953,714
At January 31, 2024, net assets consisted of:

Paid-in Capital	65,999,057
Total Distributable Earnings (Loss)	21,954,657
Net Assets	87,953,714

ETF Shares—Net Assets
Applicable to 428,854,419 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	73,991,447
Net Asset Value Per Share—ETF Shares	$172.53

Admiral Shares—Net Assets
Applicable to 298,198,066 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,962,267
Net Asset Value Per Share—Admiral Shares	$46.82

See accompanying Notes, which are an integral part of the Financial Statements.
12

Dividend Appreciation Index Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Dividends	1,652,011
Interest[1]	12,082
Securities Lending—Net	6
Total Income	1,664,099
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,799
Management and Administrative—ETF Shares	35,112
Management and Administrative—Admiral Shares	9,255
Marketing and Distribution—ETF Shares	2,627
Marketing and Distribution—Admiral Shares	538
Custodian Fees	326
Auditing Fees	34
Shareholders’ Reports—ETF Shares	1,254
Shareholders’ Reports—Admiral Shares	146
Trustees’ Fees and Expenses	56
Other Expenses	38
Total Expenses	51,185
Expenses Paid Indirectly	(25)
Net Expenses	51,160
Net Investment Income	1,612,939
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	1,171,629
Futures Contracts	11,188
Swap Contracts	15,075
Realized Net Gain (Loss)	1,197,892
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	7,179,384
Futures Contracts	(655)
Swap Contracts	(190)
Change in Unrealized Appreciation (Depreciation)	7,178,539
Net Increase (Decrease) in Net Assets Resulting from Operations	9,989,370
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $11,704,000, $59,000, $1,000, and $8,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $2,383,553,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Dividend Appreciation Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,612,939	1,480,125
Realized Net Gain (Loss)	1,197,892	2,757,929
Change in Unrealized Appreciation (Depreciation)	7,178,539	(5,746,536)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,989,370	(1,508,482)
Distributions
ETF Shares	(1,372,849)	(1,250,613)
Admiral Shares	(255,095)	(233,770)
Total Distributions	(1,627,944)	(1,484,383)
Capital Share Transactions
ETF Shares	879,631	2,946,879
Admiral Shares	179,423	87,399
Net Increase (Decrease) from Capital Share Transactions	1,059,054	3,034,278
Total Increase (Decrease)	9,420,480	41,413
Net Assets
Beginning of Period	78,533,234	78,491,821
End of Period	87,953,714	78,533,234

See accompanying Notes, which are an integral part of the Financial Statements.
14

Dividend Appreciation Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$156.26	$162.69	$137.11	$125.38	$104.09
Investment Operations
Net Investment Income[1]	3.185	2.982	2.736	2.299	2.214
Net Realized and Unrealized Gain (Loss) on Investments	16.293	(6.439)	25.504	11.728	21.210
Total from Investment Operations	19.478	(3.457)	28.240	14.027	23.424
Distributions
Dividends from Net Investment Income	(3.208)	(2.973)	(2.660)	(2.297)	(2.134)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.208)	(2.973)	(2.660)	(2.297)	(2.134)
Net Asset Value, End of Period	$172.53	$156.26	$162.69	$137.11	$125.38
Total Return	12.66%	-2.02%	20.71%	11.44%	22.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$73,991	$66,062	$65,589	$51,842	$42,217
Ratio of Total Expenses to Average Net Assets	0.06%[2]	0.06%[2]	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	1.99%	1.96%	1.74%	1.84%	1.90%
Portfolio Turnover Rate[3]	13%	12%	26%	25%	14%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Dividend Appreciation Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$42.41	$44.15	$37.21	$34.03	$28.25
Investment Operations
Net Investment Income[1]	.856	.801	.734	.617	.594
Net Realized and Unrealized Gain (Loss) on Investments	4.416	(1.743)	6.920	3.179	5.757
Total from Investment Operations	5.272	(.942)	7.654	3.796	6.351
Distributions
Dividends from Net Investment Income	(.862)	(.798)	(.714)	(.616)	(.571)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.862)	(.798)	(.714)	(.616)	(.571)
Net Asset Value, End of Period	$46.82	$42.41	$44.15	$37.21	$34.03
Total Return[2]	12.64%	-2.02%	20.67%	11.44%	22.65%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,962	$12,471	$12,903	$10,685	$9,955
Ratio of Total Expenses to Average Net Assets	0.08%[3]	0.08%[3]	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.97%	1.94%	1.72%	1.82%	1.87%
Portfolio Turnover Rate[4]	13%	12%	26%	25%	14%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Dividend Appreciation Index Fund
Notes to Financial Statements
Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2024, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional
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Dividend Appreciation Index Fund
amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Dividend Appreciation Index Fund
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
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Dividend Appreciation Index Fund
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $2,786,000, representing less than 0.01% of the fund’s net assets and 1.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $25,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Dividend Appreciation Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	87,600,541	—	—	87,600,541
Temporary Cash Investments	270,112	—	—	270,112
Total	87,870,653	—	—	87,870,653
Derivative Financial Instruments
Assets
Futures Contracts[1]	2,795	—	—	2,795
Swap Contracts	—	—	—	—
Total	2,795	—	—	2,795
Liabilities
Swap Contracts	—	505	—	505
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	2,383,347
Total Distributable Earnings (Loss)	(2,383,347)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of
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Dividend Appreciation Index Fund
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	125,166
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	25,530,773
Capital Loss Carryforwards	(3,701,282)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	21,954,657
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	1,627,944	1,484,383
Long-Term Capital Gains	—	—
Total	1,627,944	1,484,383
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	62,339,881
Gross Unrealized Appreciation	26,896,786
Gross Unrealized Depreciation	(1,366,013)
Net Unrealized Appreciation (Depreciation)	25,530,773
F.	During the year ended January 31, 2024, the fund purchased $17,940,809,000 of investment securities and sold $16,976,051,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,674,424,000 and $6,116,591,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2024, such purchases were $1,209,563,000 and sales were $800,337,000, resulting in net realized loss of $143,903,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Dividend Appreciation Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	7,008,963	44,964	9,908,220	64,894
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6,129,332)	(38,875)	(6,961,341)	(45,275)
Net Increase (Decrease)—ETF Shares	879,631	6,089	2,946,879	19,619
Admiral Shares
Issued	1,767,035	40,614	1,662,170	40,062
Issued in Lieu of Cash Distributions	216,949	5,065	199,774	4,966
Redeemed	(1,804,561)	(41,568)	(1,774,545)	(43,189)
Net Increase (Decrease)—Admiral Shares	179,423	4,111	87,399	1,839
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Appreciation Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Dividend Appreciation Index Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
For corporate shareholders, 96.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,627,944,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $4,620,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
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The “S&P U.S. Dividend Growers Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Dividend Appreciation Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Dividend Appreciation Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Dividend Appreciation Index Fund particularly or the ability of the S&P U.S. Dividend Growers Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P U.S. Dividend Growers Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P U.S. Dividend Growers Index is determined, composed and calculated by S& P Dow Jones Indices without regard to Vanguard or Vanguard Dividend Appreciation Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Dividend Appreciation Index Fund into consideration in determining, composing or calculating the S&P U.S. Dividend Growers Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Dividend Appreciation Index Fund or the timing of the issuance or sale of Vanguard Dividend Appreciation Index Fund or in the determination or calculation of the equation by which Vanguard Dividend Appreciation Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Dividend Appreciation Index Fund. There is no assurance that investment products based on the S&P U.S. Dividend Growers Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P U.S. DIVIDEND GROWERS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD DIVIDEND APPRECIATION INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF 40 SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth

College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6020 032024

Annual Report  |  January 31, 2024
Vanguard Global ESG Select Stock Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2024, Vanguard Global ESG Select Stock Fund returned 12.59% for Investor Shares and 12.67% for Admiral Shares. It underperformed its benchmark, the FTSE All-World Index, which returned 15.02%.
•	With inflation continuing to ease, major central banks slowed and eventually stopped hiking interest rates. Labor markets and consumer spending proved resilient, but the prospect of rates remaining high for an extended period spurred volatility at times. Stocks worldwide rallied toward the end of 2023, however, as sentiment improved amid market expectations for rate cuts in 2024.
•	The fund had positive absolute returns in nine of the 10 industry sectors it invests in. Health care, industrials, and consumer discretionary added most to relative returns. Information technology detracted most relative to the benchmark.
•	By market, the advisor’s lack of holdings in China lifted relative returns the most. U.S. stock selections were net detractors.
•	From the fund’s June 5, 2019, inception through January 31, 2024, its annualized average returns of 13.18% for Investor Shares and 13.29% for Admiral Shares outpaced the benchmark’s 10.53% annualized average return.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.23%	9.78%	13.99%
Russell 2000 Index (Small-caps)	2.40	-0.76	6.80
Russell 3000 Index (Broad U.S. market)	19.15	9.10	13.53
FTSE All-World ex US Index (International)	6.29	1.57	5.77
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	2.23%	-3.15%	0.90%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.90	-0.78	2.00
FTSE Three-Month U.S. Treasury Bill Index	5.36	2.40	1.96
CPI
Consumer Price Index	3.09%	5.64%	4.15%
1

Advisor’s Report
For the 12 months ended January 31, 2024, Vanguard Global ESG Select Stock Fund returned 12.59% for Investor Shares and 12.67% for Admiral Shares, underperforming the 15.02% return of its benchmark, the FTSE All-World Index.
The investment environment
For the period, global equities rose amid easing inflation, optimism for lower interest rates, and resilient economic performance even in the face of major geopolitical events.
Markets moved higher in the first quarter of 2023. Economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy. Those changes included sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Major central banks continued to raise interest rates, but financial stresses and persistent inflation muddied the outlook for central bank policy.
Global equities also rose in the second quarter as declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. Markets retreated in the third quarter as sentiment was dented by concerns about increasing energy prices, the health of China’s economy, and rising government bond yields amid the prospect of an extended period of high rates. In a potential step toward phasing out Japan’s ultra-easy monetary policy, the Bank of Japan allowed greater flexibility for government bond yields to fluctuate but ultimately held rates stable.
Global equities ended the fourth quarter higher. The Federal Reserve surprised markets by signaling lower rates in 2024, sparking a stock rally that rippled across the globe and increasing speculation about sharp policy rate reductions this year across developed markets. China’s economy rebounded, with its third-quarter GDP expanding at a 4.9% annual pace. Nonetheless, a deepening slump in the property sector burdened China’s recovery and investor sentiment. Brent crude dropped below $80 per barrel amid higher U.S. output and a struggle by OPEC+ countries to agree on production cuts.
Our successes and shortfalls
The fund’s underperformance of the benchmark was driven by both security selection and sector allocation. Selection within information technology, financials, and communication services detracted most from relative results, while selection in health care, consumer discretionary, and industrials helped performance. By sector allocation—a result of our bottom-up stock selection process—an underweighting of communication services and an overweighting of real estate detracted most, while a lack of exposure to energy boosted returns.
Microsoft (software and services) and Inditex (retail) were among the top contributors relative to the benchmark. Microsoft’s share price rose for the 12 months on the back of strong earnings results as revenue and earnings per share beat consensus estimates. Strength from the company’s cloud unit, Azure,

2

supported those results. Microsoft’s launch of Copilot, a generative AI extension for Office products, drew significant enthusiasm from market participants. The company’s return on capital has historically been strong, and it has taken a sensible approach to capital allocation through a mix of buybacks, dividends, and some mergers and acquisitions. The “One Microsoft” initiative reinforced the firm’s collaborative culture, leading to highly regarded products and a desirable workplace so that Microsoft can compete with other leading tech firms for top talent. Microsoft’s leadership on net zero emissions is also noteworthy.
Inditex is a Spain-based global apparel retailer with over 7,000 shops and eight brands, led by Zara. Its share price ended the period higher as management reported strong earnings that beat consensus estimates for the first nine months of 2023, driven by strong sales growth globally both in stores and online. The company also raised its gross profit margin expectation for the 2023 fiscal year. Over the long term, we remain confident that governance and execution at Inditex will continue to distinguish the company and allow it to sustain impressively high returns in an increasingly competitive industry. We credit Inditex’s resilience to a vertically integrated model (it manufactures and distributes its own brands), strong supply-chain oversight, and integrated online and offline sales channels.
AIA Group, a Hong Kong-based multinational insurance company, was among the biggest relative detractors for the 12 months, as was our lack of exposure to NVIDIA. The share price of AIA ended the period lower with below-consensus earnings over the first half of the year and concerns over the growth in new business from China. AIA has a culture that values staff and customers, recognizing the importance of trust and human capital to the long-term success of the business. We believe AIA has very attractive long-term growth prospects both in China and across Southeast Asia. While NVIDIA is benefiting from exponential demand for its technology, its returns have historically been highly cyclical given prior dependence on gaming and crypto end markets. We remain concerned about competitive threats to NVIDIA’s business and lesser focus on building customer relationships.
The fund’s positioning and investment strategy
Our investment philosophy is grounded in the idea that sustainable financial strength plus superior stewardship is a powerful combination, often overlooked as a source of competitive advantage and a driver of alpha. We believe the best way to balance return and responsibility is to extend the investment time horizon, because these considerations converge over the long term. The portfolio thus reflects our conviction that:
•	Companies with high returns on capital and strong stewardship are advantaged in outperforming peers and the market.
•	Patience and portfolio construction are two core disciplines that allow us to focus and develop differentiated insights that ultimately drive shareholder returns over the long term.
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•	Active ownership through engagement and proxy voting are fiduciary responsibilities that can positively influence company behavior and reinforce the tenets that we believe lead to sustained outperformance.
Rather than focusing exclusively on environmental, social, and governance factors, our approach takes a more holistic view of corporate responsibility. We call this stewardship. We do not rely on third-party ESG research or prescribed ESG screening methodologies. Rather, the portfolio is constructed by selecting stocks based on their individual merits and by applying our own quantitative and qualitative judgment to ensure that each company meets our high standards for stewardship.
Our investment universe is focused on the largest and most liquid global equities, which initially biases our security selection to companies that have been around the longest, with higher-than-average returns on equity and more sophisticated approaches to stewardship, consistent with our investment framework. We collaborate with Wellington’s global industry analysts to identify the best long-term investment ideas from within this universe that match our philosophy and process. Then we work with Wellington’s ESG research team to identify the stewardship leaders within industries and regions, considering those ESG issues that are most material to financial outcomes.
Given our team’s desire to balance strong fundamentals and ESG leadership, we avoid companies that are deemed deficient or declining, and we are not interested in betting on turnarounds. Rather, our approach is to seek to invest in what we believe to be the “best of the best.” We then conduct detailed fundamental analysis on each company, evaluating the sustainability of financial returns, the history of capital allocation, ESG priorities, aptitude for and attitude toward engagement, and a company’s desire to pursue best-in-class stewardship.
A critical element of the research process involves understanding how companies balance the interests of all stakeholders, how they prioritize ESG risks and opportunities, and how they integrate material ESG factors into strategy and long-term planning. Ultimately, we typically invest in around 35 to 45 stocks across regions and sectors that meet our fundamental and stewardship criteria. Valuation does not drive investment decisions but is used as an input for position sizing. The portfolio is constructed to reduce country, sector, and style biases, so that stock-specific factors are the main drivers of risk and return.
We are disappointed, though not surprised, to have trailed the market. Our aim is not to outperform in every short-term period. The conservatism embedded in our investment philosophy means that we may lag surging markets. Rather, our aim is to responsibly select companies with a combination of fundamental and stewardship attributes that will lead to attractive risk-adjusted returns over the long term. We are going to experience short-term periods when we are out of sync with the market. We are very committed to using adversity to challenge our logic, double down on our
4

research, and re-underwrite what we own and what we have chosen not to own.
The so-called “Magnificent Seven” large-capitalization U.S. technology stocks posted significant gains in 2023. Our positioning within this group is commensurately considered and intentional. We have concerns about the persistence of returns of those companies we do not own on your behalf. We believe that current returns come at the expense of one or more stakeholders, which makes us question their resilience. Our focus on capital returns and stewardship seeks to align the fund with businesses that can thrive over the very long term. In the last year, we conducted deeper research to retest our conclusions about each business.
This is not to say we have avoided tech altogether; rather, we continue to have conviction in holdings such as Taiwan Semiconductor, Texas Instruments, Microsoft, Visa, Accenture, and Automatic Data Processing. These companies meet our stringent criteria for high, sustainable return-on-capital and superior stewardship.
We are also excited by our investments outside of tech. We own companies in leading competitive positions with a record of earning high returns through cycles and a proven ability to adapt and innovate over time. Our holdings typically have pristine balance sheets, world-class management, engaged boards, a long-term orientation, proven capital allocation skill, and a stakeholder mindset. We believe this combination of factors yields long-term financial success and long-term stock price outperformance, beyond whatever might be inspiring the market at the moment. In fact, we feel this combination of factors is even more important as the world exits a decade-long regime characterized by low inflation, low rates, and low volatility.
We believe it is our fiduciary duty to actively engage with companies in the portfolio, on behalf of fund holders. We aim to support or influence decisions that can maximize long-term stakeholder and shareholder value, which are intertwined and self-reinforcing. Leveraging Wellington’s corporate access and relationships, we engage directly with company managements and boards to identify and understand ESG risks and opportunities. We challenge insular thinking. We help prioritize governance factors that matter to longstanding owners. We offer guidance on environmental and social issues for which companies may lack broader perspective. Lastly, engagement enables us to hold boards and managements accountable for their actions.
We hope to invest in companies that prioritize the long-term health of the enterprise and prioritize sustained returns on capital rather than capitulating to short-term performance pressures and seeking growth at all costs. We are particularly attracted to situations where we believe that financial returns may be higher or last longer than the market anticipates. To support these aspirations, our aim is to meet at least annually with managements and to build board relationships with every security we own, focusing on the ESG considerations that we believe are most material to creating long-term value.
5

Mark D. Mandel, CFA,
Senior Managing Director,
Equity Portfolio Manager
Yolanda C. Courtines, CFA,
Senior Managing Director,
Equity Portfolio Manager
Wellington Management Company llp
February 14, 2024
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended January 31, 2024
	Beginning Account Value 7/31/2023	Ending Account Value 1/31/2024	Expenses Paid During Period
Based on Actual Fund Return
Global ESG Select Stock Fund
Investor Shares	$1,000.00	$1,055.90	$3.01
Admiral™ Shares	1,000.00	1,056.20	2.49
Based on Hypothetical 5% Yearly Return
Global ESG Select Stock Fund
Investor Shares	$1,000.00	$1,022.28	$2.96
Admiral Shares	1,000.00	1,022.79	2.45
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.58% for Investor Shares and 0.48% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
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Global ESG Select Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 5, 2019, Through January 31, 2024
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2024
	One Year	Since Inception (6/5/2019)	Final Value of a $10,000 Investment
Global ESG Select Stock Fund Investor Shares	12.59%	13.18%	$17,802
FTSE All-World Index	15.02	10.53	15,940
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (6/5/2019)	Final Value of a $50,000 Investment
Global ESG Select Stock Fund Admiral Shares	12.67%	13.29%	$89,413
FTSE All-World Index	15.02	10.53	79,699
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
9

Global ESG Select Stock Fund
Fund Allocation
As of January 31, 2024

United States	51.0%
Netherlands	10.3
United Kingdom	7.9
France	6.4
Japan	5.4
Spain	5.3
Taiwan	4.0
Singapore	3.3
Canada	2.3
Switzerland	2.3
Hong Kong	1.8
The table reflects the fund's investments, except for short-term investments.
10

Global ESG Select Stock Fund
Financial Statements
Schedule of Investments
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.1%)
Canada (2.3%)
	BCE Inc.	633,468	25,561
France (6.3%)
	Cie Generale des Etablissements Michelin SCA	1,014,826	33,695
	L'Oreal SA	41,589	19,903
	Schneider Electric SE	89,072	17,498
			71,096
Hong Kong (1.8%)
	AIA Group Ltd.	2,536,519	19,892
Japan (5.3%)
	Recruit Holdings Co. Ltd.	951,500	37,583
	Mitsubishi UFJ Financial Group Inc.	2,368,300	22,183
			59,766
Netherlands (10.0%)
	DSM-Firmenich AG	371,884	39,319
	ASML Holding NV	33,019	28,647
	ING Groep NV	1,893,215	26,900
	Wolters Kluwer NV	125,830	18,550
			113,416
Singapore (3.2%)
	DBS Group Holdings Ltd.	1,549,772	36,707
Spain (5.2%)
	Industria de Diseno Textil SA	772,343	33,023
	Iberdrola SA (XMAD)	2,063,540	24,847
*	Iberdrola SA	35,167	425
			58,295
Switzerland (2.2%)
	Novartis AG (Registered)	244,653	25,300
Taiwan (4.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,231,163	44,665
United Kingdom (7.7%)
	Diageo plc	981,750	35,459
		Shares	Market Value• ($000)
	National Grid plc	2,147,044	28,597
	Compass Group plc	852,397	23,478
			87,534
United States (50.1%)
	Microsoft Corp.	168,885	67,145
	Deere & Co.	110,636	43,544
	Visa Inc. Class A	144,754	39,556
	Texas Instruments Inc.	236,494	37,867
	Cisco Systems Inc.	728,534	36,558
*	Edwards Lifesciences Corp.	456,160	35,795
	Northern Trust Corp.	448,262	35,700
	Home Depot Inc.	90,187	31,832
	Merck & Co. Inc.	263,261	31,797
	Procter & Gamble Co.	179,446	28,198
	Automatic Data Processing Inc.	107,064	26,314
	Weyerhaeuser Co.	736,297	24,129
	Colgate-Palmolive Co.	284,368	23,944
	Danaher Corp.	98,288	23,580
	Prologis Inc.	166,386	21,079
	Accenture plc Class A	57,118	20,784
	Trane Technologies plc	75,652	19,068
	Progressive Corp.	102,941	18,349
			565,239
Total Common Stocks (Cost $907,476)			1,107,471
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Global ESG Select Stock Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (1.8%)
Money Market Fund (1.8%)
[1] Vanguard Market Liquidity Fund, 5.410% (Cost $20,206)	202,099	20,208
Total Investments (99.9%) (Cost $927,682)		1,127,679
Other Assets and Liabilities—Net (0.1%)		857
Net Assets (100%)		1,128,536
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Global ESG Select Stock Fund
Statement of Assets and Liabilities
As of January 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $907,476)	1,107,471
Affiliated Issuers (Cost $20,206)	20,208
Total Investments in Securities	1,127,679
Investment in Vanguard	35
Foreign Currency, at Value (Cost $79)	79
Receivables for Accrued Income	1,961
Receivables for Capital Shares Issued	689
Total Assets	1,130,443
Liabilities
Payables for Investment Securities Purchased	107
Payables for Capital Shares Redeemed	983
Payables to Investment Advisor	682
Payables to Vanguard	135
Total Liabilities	1,907
Net Assets	1,128,536
At January 31, 2024, net assets consisted of:

Paid-in Capital	941,940
Total Distributable Earnings (Loss)	186,596
Net Assets	1,128,536

Investor Shares—Net Assets
Applicable to 6,653,803 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	217,949
Net Asset Value Per Share—Investor Shares	$32.76

Admiral Shares—Net Assets
Applicable to 22,230,668 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	910,587
Net Asset Value Per Share—Admiral Shares	$40.96
See accompanying Notes, which are an integral part of the Financial Statements.
13

Global ESG Select Stock Fund
Statement of Operations

Year Ended January 31, 2024
($000)
Investment Income
Income
Dividends[1]	24,002
Interest[2]	970
Total Income	24,972
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,196
Performance Adjustment	294
The Vanguard Group—Note C
Management and Administrative—Investor Shares	561
Management and Administrative—Admiral Shares	1,649
Marketing and Distribution—Investor Shares	14
Marketing and Distribution—Admiral Shares	44
Custodian Fees	29
Auditing Fees	36
Shareholders’ Reports—Investor Shares	25
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	1
Other Expenses	38
Total Expenses	4,898
Net Investment Income	20,074
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,392)
Foreign Currencies	(60)
Realized Net Gain (Loss)	(1,452)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	106,391
Foreign Currencies	30
Change in Unrealized Appreciation (Depreciation)	106,421
Net Increase (Decrease) in Net Assets Resulting from Operations	125,043
1	Dividends are net of foreign withholding taxes of $1,209,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $970,000, ($3,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global ESG Select Stock Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,074	14,575
Realized Net Gain (Loss)	(1,452)	(12,919)
Change in Unrealized Appreciation (Depreciation)	106,421	(12,470)
Net Increase (Decrease) in Net Assets Resulting from Operations	125,043	(10,814)
Distributions
Investor Shares	(3,546)	(3,362)
Admiral Shares	(15,880)	(13,272)
Total Distributions	(19,426)	(16,634)
Capital Share Transactions
Investor Shares	20,350	15,722
Admiral Shares	133,624	105,498
Net Increase (Decrease) from Capital Share Transactions	153,974	121,220
Total Increase (Decrease)	259,591	93,772
Net Assets
Beginning of Period	868,945	775,173
End of Period	1,128,536	868,945
See accompanying Notes, which are an integral part of the Financial Statements.
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Global ESG Select Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,				May 21, 2019[1] to January 31, 2020
	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$29.61	$30.97	$26.32	$22.34	$20.00
Investment Operations
Net Investment Income[2]	.598	.524	.487	.378	.258
Net Realized and Unrealized Gain (Loss) on Investments	3.111	(1.298)	5.004	3.866	2.257
Total from Investment Operations	3.709	(.774)	5.491	4.244	2.515
Distributions
Dividends from Net Investment Income	(.559)	(.467)	(.386)	(.229)	(.167)
Distributions from Realized Capital Gains	—	(.119)	(.455)	(.035)	(.008)
Total Distributions	(.559)	(.586)	(.841)	(.264)	(.175)
Net Asset Value, End of Period	$32.76	$29.61	$30.97	$26.32	$22.34
Total Return[3]	12.59%	-2.39%	20.86%	19.06%	12.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$218	$178	$169	$86	$34
Ratio of Total Expenses to Average Net Assets	0.58%[4]	0.57%[4]	0.56%[4]	0.55%[4]	0.58%[5,6]
Ratio of Net Investment Income to Average Net Assets	1.97%	1.88%	1.61%	1.62%	1.81%[5]
Portfolio Turnover Rate	25%	38%	19%	21%	15%
1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash. Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, 0.01%, and 0.00%.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.55%.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global ESG Select Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,				May 21, 2019[1] to January 31, 2020
	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$37.03	$38.73	$32.91	$27.93	$25.00
Investment Operations
Net Investment Income[2]	.787	.684	.649	.504	.338
Net Realized and Unrealized Gain (Loss) on Investments	3.880	(1.609)	6.258	4.830	2.823
Total from Investment Operations	4.667	(.925)	6.907	5.334	3.161
Distributions
Dividends from Net Investment Income	(.737)	(.626)	(.517)	(.310)	(.221)
Distributions from Realized Capital Gains	—	(.149)	(.570)	(.044)	(.010)
Total Distributions	(.737)	(.775)	(1.087)	(.354)	(.231)
Net Asset Value, End of Period	$40.96	$37.03	$38.73	$32.91	$27.93
Total Return[3]	12.67%	-2.27%	20.99%	19.17%	12.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$911	$691	$606	$247	$74
Ratio of Total Expenses to Average Net Assets	0.48%[4]	0.47%[4]	0.46%[4]	0.45%[4]	0.48%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.07%	1.97%	1.71%	1.71%	1.89%[5]
Portfolio Turnover Rate	25%	38%	19%	21%	15%
1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash. Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, 0.01%, and 0.00%.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.
See accompanying Notes, which are an integral part of the Financial Statements.
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Global ESG Select Stock Fund
Notes to Financial Statements
Vanguard Global ESG Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or
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Global ESG Select Stock Fund
emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.   Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the FTSE All-World Index since
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Global ESG Select Stock Fund
July 31, 2019. For the year ended January 31, 2024, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net increase of $294,000 (0.03%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2024, the fund had contributed to Vanguard capital in the amount of $35,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of January 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	590,800	—	—	590,800
Common Stocks—Other	—	516,671	—	516,671
Temporary Cash Investments	20,208	—	—	20,208
Total	611,008	516,671	—	1,127,679
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods
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Global ESG Select Stock Fund
for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,926
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	197,320
Capital Loss Carryforwards	(12,708)
Qualified Late-Year Losses	—
Other Temporary Differences	58
Total	186,596
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	19,426	16,027
Long-Term Capital Gains	—	607
Total	19,426	16,634
*	Includes short-term capital gains, if any.
As of January 31, 2024, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	930,394
Gross Unrealized Appreciation	226,981
Gross Unrealized Depreciation	(29,696)
Net Unrealized Appreciation (Depreciation)	197,285
F.  During the year ended January 31, 2024, the fund purchased $397,120,000 of investment securities and sold $242,535,000 of investment securities, other than temporary cash investments.
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Global ESG Select Stock Fund
G.  Capital share transactions for each class of shares were:
	Year Ended January 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	65,110	2,135	51,485	1,829
Issued in Lieu of Cash Distributions	3,106	98	2,932	104
Redeemed	(47,866)	(1,584)	(38,695)	(1,394)
Net Increase (Decrease)—Investor Shares	20,350	649	15,722	539
Admiral Shares
Issued	284,051	7,546	229,900	6,607
Issued in Lieu of Cash Distributions	13,478	340	11,097	317
Redeemed	(163,905)	(4,321)	(135,499)	(3,904)
Net Increase (Decrease)—Admiral Shares	133,624	3,565	105,498	3,020
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
I.  Management has determined that no events or transactions occurred subsequent to January 31, 2024, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Global ESG Select Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global ESG Select Stock Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the four years in the period ended January 31, 2024 and for the period May 21, 2019 (commencement of subscription period) through January 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the four years in the period ended January 31, 2024 and for the period May 21, 2019 (commencement of subscription period) through January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 38.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $19,426,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $303,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
24

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Global ESG Select Stock Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2019; it also took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management seeks to invest in global mid- and large-capitalization companies with high financial productivity and leading environmental, social, and governance (ESG) practices. Wellington Management conducts proprietary investment and ESG research to construct a highly selective stock portfolio, representing 40 to 50 stocks that will be owned for an extended time period. Additionally, the advisor engages with company management and votes proxies.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.
25

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 210 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the advisory board of the University of California, Berkeley School of Engineering and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
Lubos Pastor
Born in 1974. Trustee since January 2024. Principal occupation(s) during the past five years and other experience: Charles P. McQuaid Distinguished Service Professor of Finance (2023–present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance (2009–2023) at the University of Chicago Booth School of Business. Vice president (2024–present) and director (2021–2023) of the Executive Committee of the European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Member of the Academic Advisory Board of the Center for Research in Security Prices (CRSP) and of the CRSP Index Advisory Council. Research associate at the National Bureau of Economic Research. Research fellow at the Centre for Economic Policy Research.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).

Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services). Chair of the Sustainable Markets Initiative’s Agribusiness Task Force.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Amma Boateng	Karin A. Risi
Joseph Brennan	Anne E. Robinson
Mortimer J. Buckley	Michael Rollings
Gregory Davis	Nitin Tandon
John James	Lauren Valente
Chris D. McIsaac

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
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Q5470 032024

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2024: $238,000
Fiscal Year Ended January 31, 2023: $218,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2024: $9,326,156
Fiscal Year Ended January 31, 2023: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended January 31, 2024: $3,295,934
Fiscal Year Ended January 31, 2023: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended January 31, 2024: $1,678,928
Fiscal Year Ended January 31, 2023: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended January 31, 2024: $25,000
Fiscal Year Ended January 31, 2023: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2024: $1,703,928
Fiscal Year Ended January 31, 2023: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 22, 2024

VANGUARD SPECIALIZED FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: March 22, 2024

*By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on July 21, 2023 (see File Number 33 - 53683) and to a Power of Attorney  filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.